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SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.            )

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☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒ Definitive Proxy Statement
☐ Definitive Additional Materials
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INVISION TECHNOLOGIES, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

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7151 GATEWAY BOULEVARD
NEWARK, CALIFORNIA 94560

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JUNE 13, 2002

TO THE STOCKHOLDERS OF INVISION TECHNOLOGIES, INC.:

        NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of INVISION TECHNOLOGIES, INC., a Delaware corporation, will be held on Thursday, June 13, 2002, at 9:30 a.m. local time at our headquarters, 7151 Gateway Boulevard, Newark, California 94560 for the following purposes:

(1)
To elect three directors to hold office until the 2005 Annual Meeting of Stockholders.

(2)
To approve our 2002 Employee Stock Purchase Plan.

(3)
To approve our 2000 Equity Incentive Plan, as amended, to increase the aggregate number of shares of Common Stock authorized for issuance under such plan by 600,000 shares.

(4)
To ratify the selection of Deloitte and Touche LLP as our independent auditors for its fiscal year ending December 31, 2002.

(5)
To transact such other business as may properly come before the meeting or any or postponement thereof.

        The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

        The Board of Directors has fixed the close of business on May 7, 2002 as the record date for the determination of stockholders entitled to notice of and to vote at this Annual Meeting and at any adjournment or postponement thereof.

By Order of the Board of Directors

ROBERT L. JONES Secretary

Newark, California
May 13, 2002

          ALL STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN ORDER TO ENSURE YOUR REPRESENTATION AT THE MEETING. A RETURN ENVELOPE (WHICH IS POSTAGE PREPAID IF MAILED IN THE UNITED STATES) IS ENCLOSED FOR THAT PURPOSE. EVEN IF YOU HAVE GIVEN YOUR PROXY, YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING. PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE AT THE MEETING, YOU MUST OBTAIN FROM THE RECORD HOLDER A PROXY ISSUED IN YOUR NAME.

7151 GATEWAY BOULEVARD
NEWARK, CALIFORNIA 94560

PROXY STATEMENT
FOR ANNUAL MEETING OF STOCKHOLDERS

June 13, 2002

INFORMATION CONCERNING SOLICITATION AND VOTING

GENERAL

        The enclosed proxy is solicited on behalf of the Board of Directors of InVision Technologies, Inc. (the "Board"), a Delaware corporation, for use at our Annual Meeting of Stockholders to be held on June 13, 2002, at 9:30 A.M. local time, or at any adjournment or postponement thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting. The Annual Meeting will be held at our headquarters, 7151 Gateway Boulevard, Newark, California 94560. We intend to mail this proxy statement and accompanying proxy card on or about May 13, 2002, to all stockholders entitled to vote at the Annual Meeting.

SOLICITATION

        We will bear the entire cost of solicitation of proxies, including preparation, assembly, printing and mailing of this proxy statement, the proxy card and any additional information furnished to stockholders. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding in their names shares of common stock beneficially owned by others to forward to such beneficial owners. We may reimburse persons representing beneficial owners of common stock for their costs of forwarding solicitation materials to such beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone, telegram or personal solicitation by our directors, officers or other regular employees. No additional compensation will be paid to our directors, officers or other regular employees for such services.

VOTING RIGHTS AND OUTSTANDING SHARES

        Only holders of record of our common stock at the close of business on May 7, 2002 will be entitled to notice of and to vote at the Annual Meeting. At the close of business on May 7, 2002, we had outstanding and entitled to vote 16,642,169 shares of our common stock.

        Each holder of our common stock on the record date will be entitled to one vote for each share held on all matters to be voted on at the Annual Meeting.

        A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if at least a majority of the outstanding shares are represented by votes at the meeting or by proxy. All votes will be tabulated by the inspector of election appointed for the meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes. Abstentions will be counted towards the tabulation of votes cast on proposals presented to the stockholders and will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether a matter has been approved.

VOTING VIA THE INTERNET OR BY TELEPHONE

        Stockholders may grant a proxy to vote their shares by means of the telephone or on the Internet. The law of Delaware, under which InVision is incorporated, specifically permits electronically transmitted proxies, provided that each such proxy contains or is submitted with information from which the inspectors of election can determine that such proxy was authorized by the stockholder.

        The telephone and Internet voting procedures below are designed to authenticate stockholders' identities, to allow stockholders to grant a proxy to vote their shares and to confirm that stockholders' instructions have been recorded properly. Stockholders granting a proxy to vote via the Internet should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, that must be borne by the stockholder.

For Shares Registered in Your Name

        Stockholders of record may go to http://www.eproxyvote.com/invn to grant a proxy to vote their shares by means of the Internet. They will be required to provide the company number and control number contained on their proxy cards. The voter will then be asked to complete an electronic proxy card. The votes represented by such proxy will be generated on the computer screen and the voter will be prompted to submit or revise them as desired. Any stockholder using a touch-tone telephone may also grant a proxy to vote shares by calling 1-877-PRX-VOTE (1-877-779-8683) and following the recorded instructions.

For Shares Registered in the Name of a Broker or Bank

        Most beneficial owners whose stock is held in street name receive instruction for granting proxies from their banks, brokers or other agents, rather than our proxy card.

        A number of brokers and banks are participating in a program provided through ADP Investor Communication Services that offers the means to grant proxies to vote shares by means of the telephone and Internet. If your shares are held in an account with a broker or bank participating in the ADP Investor Communications Services program, you may grant a proxy to vote those shares telephonically by calling the telephone number shown on the instruction form received from your broker or bank, or via the Internet at ADP Investor Communication Services' web site at http://www.proxyvote.com.

General Information for All Shares Voted Via the Internet or By Telephone

        Votes submitted via the Internet or by telephone must be received by 11:59 p.m., Eastern Time on June 12, 2002. Submitting your proxy via the Internet or by telephone will not affect your right to vote in person should you decide to attend the Annual Meeting.

REVOCABILITY OF PROXIES

        Any person giving a proxy pursuant to this solicitation has the power to revoke it at any time before it is voted. It may be revoked by filing with our Secretary at our principal executive office, 7151 Gateway Boulevard, Newark, California 94560, a written notice of revocation or a duly executed proxy bearing a later date, or it may be revoked by attending the meeting and voting in person. Attendance at the meeting will not, by itself, revoke a proxy.

STOCKHOLDER PROPOSALS

        The deadline for submitting a stockholder proposal for inclusion in our proxy statement and form of proxy for our 2003 Annual Meeting of Stockholders pursuant to Rule 14a-8 of the Securities and Exchange Commission is January 13, 2003. Pursuant to our Bylaws, stockholders who wish to bring matters or propose nominees for director at our 2003 Annual Meeting of Stockholders must provide certain information to us between March 15, 2003 and April 14, 2003 unless the date of our 2003 Annual Meeting of Stockholders is before May 14, 2003 or after July 13, 2003, in which case the dates for submission of such matters or proposals shall be not more than 90 days and not less than 60 days before the 2003 Annual Meeting of Stockholders or, in the event public announcement of the date of the 2003 Annual Meeting of Stockholders is first made by us fewer than 70 days prior to the date of the 2003 Annual Meeting of Stockholders, the close of business on the 10th day following the day on which public announcement of the date of the 2003 Annual Meeting of Stockholders is first made by us. Stockholders are also advised to review our Bylaws, which contain additional requirements with respect to advance notice of stockholder proposals and director nominations.

PROPOSAL 1

ELECTION OF DIRECTORS

        Our Certificate of Incorporation and Bylaws provide that the Board of Directors shall be divided into three classes, each class consisting, as nearly as possible, of one-third of the total number of directors, with each class having a three-year term. Vacancies on the Board may be filled only by persons elected by a majority of the remaining directors, unless the Board of Directors determines by resolution that any such vacancies shall be filled by the stockholders. A director elected by the Board to fill a vacancy (including a vacancy created by an increase in the Board of Directors) shall serve for the remainder of the full term of the class of directors in which the vacancy occurred and until such director's successor is elected and qualified.

        The Board of Directors is presently composed of eight members. As no additional nominations have been submitted pursuant to InVision's bylaws, stockholders may only vote for the nominees named below. Each of the nominees is currently a director of InVision and, with the exception of Mr. Turpen, was previously elected by stockholders. Mr. Turpen was elected by the Board and became a director in August 2001. At the Annual Meeting, the term of office of the three nominees shall expire. If elected at the Annual Meeting, each nominee would serve until the 2005 Annual Meeting of Stockholders and until his successor is elected and has qualified, or until such director's earlier death, resignation or removal.

        Directors are elected by a plurality of the votes present in person or represented by proxy and entitled to vote at the meeting. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the nominees named below. In the event that the nominee should be unavailable for election as a result of an unexpected occurrence, such shares will be voted for the election of such substitute nominee as management may propose. Dr. Boyd, Dr. Trezza and Mr. Turpen have agreed to serve if elected, and we have no reason to believe that they will be unable to serve.

        Set forth below is biographical information for each person nominated and each person whose term of office as a director will continue after the Annual Meeting.

NOMINEES FOR ELECTION FOR A THREE-YEAR TERM EXPIRING AT THE 2005 ANNUAL MEETING

Dr. Douglas P. Boyd

        Dr. Douglas P. Boyd, age 60, served as a director from September 1990 to December 1992, and since June 1993. Dr. Boyd was a founder of Imatron Inc. in 1981 and has held various positions at Imatron, including as its Chairman of the Board, through its acquisition by General Electric Medical Systems in December 2001. Dr. Boyd also serves as Chairman of the Board of Accuimage Diagnostics Corporation.

Dr. Bruno Trezza

        Dr. Bruno Trezza, age 65, has served as a director since November 1993. Since 1974, he has served as a professor of economics at the University "La Sapienza" in Rome, Italy. From 1980 to 1981, Dr. Trezza served as an economic advisor to the Italian Prime Minister. From 1974 to 1983, he served as a member of the Committee for Economic Planning of the Italian Ministry of Planning. He has served as a director of several private companies and public institutions in Italy.

Louis A. Turpen

        Louis A. Turpen, age 58, has served as a director since August 2001 and previously served as a director from 1992 to 1995. He has served as the President and Chief Executive Officer of the Greater Toronto Airports Authority since November 1995. Prior to that, he served as Chief Executive Officer of San Francisco International Airport for 14 years. Mr. Turpen holds a bachelor's degree in Civil Engineering from the United States Air Force Academy and an MBA from Roosevelt University.

THE BOARD OF DIRECTORS RECOMMENDS
A VOTE IN FAVOR OF EACH NAMED NOMINEE.

DIRECTORS CONTINUING IN OFFICE UNTIL THE 2004 ANNUAL MEETING

Dr. Giovanni Lanzara

        Dr. Giovanni Lanzara, age 62, has served as a director since September 1990 and as Chairman of the Board since March 1994. Since 1978, he has served as a professor and President of the Transportation Engineering Department at the University of Aquila, Rome, Italy. Dr. Lanzara has been President of the International Center for Transportation Studies since 1987. Dr. Lanzara served as a director of Imatron, a CT medical scanner company, from August 1993 to June 1996.

Ambassador Morris D. Busby

        Ambassador Morris D. Busby, age 64, has served as a director since March 1998. Since 1995, Ambassador Busby has served as President of BGI, Inc., an international consulting firm. From 1991 to 1994 he was ambassador to the Republic of Colombia and from 1989 to 1991 he was the United States government's U.S. coordinator for counter-terrorism and directed the international efforts against terrorism during the Persian Gulf War. Prior to that time, he was Principal Deputy Assistant Secretary of State for Inter-American Affairs. From 1984 to 1987 he was Deputy Chief of Mission in Mexico City.

DIRECTORS CONTINUING IN OFFICE UNTIL THE 2003 ANNUAL MEETING

Dr. Sergio Magistri

        Dr. Sergio Magistri, age 49, has served as our President, Chief Executive Officer and a director since December 1992. From June 1991 to November 1992, he was a Project Manager with AGIE, Switzerland, a manufacturer of high precision tooling equipment, responsible for all aspects of a family of new products for high precision electro-erosion machining with sub-micron precision. From 1988 to June 1991, Dr. Magistri was a consultant to high technology companies. As a consultant, Dr. Magistri was involved in the formation of InVision and the development of its business plan and of its technology. From 1983 to 1988, Dr. Magistri held various positions with Imatron, including Engineering Physicist and Manager of Advanced Reconstruction Systems, and Director of Computer Engineering. Dr. Magistri holds a degree in Electrical Engineering and a doctorate in Biomedical Engineering from the Swiss Institute of Technology, Zurich, Switzerland.

David M. Pillor

        David M. Pillor, age 47, joined InVision in July 1994 as Vice President, Sales and Marketing, has served as our Senior Vice President, Sales and Marketing since November 1995 and as a director since 1999. From 1988 to July 1994, Mr. Pillor held various positions including Area Sales Manager, National Sales Manager and Vice President of Sales of Technomed International, a medical products company. Mr. Pillor holds a bachelor's degree in Chemistry from the University of Maryland.

Stephen Blum

        Stephen Blum, age 61, has served as a director since June 2001. For the past eleven years he has served as president of Donald & Co. Securities, Inc., an investment banking and brokerage firm. Mr. Blum also serves as a director and officer of THCG, Inc., which provides investment banking and other financial advising services. Mr. Blum holds a bachelor's degree from New York University's School of Commerce.

BOARD COMMITTEES AND MEETINGS

        During the fiscal year ended December 31, 2001, the Board of Directors held eight meetings and acted by unanimous written consent one time. The Board has an Audit Committee, a Compensation Committee and a Nominating Committee.

        The Audit Committee: meets with our independent auditors at least annually to review the results of the annual audit and to discuss the financial statements; recommends to the Board the independent auditors to be retained; oversees the independence of the independent auditors; evaluates the independent auditors' performance; and receives and considers the independent auditors' comments as to controls, adequacy of staff and management performance and procedures in connection with audit and financial controls. The Audit Committee is currently composed of three non-employee directors: Drs. Boyd, Trezza and Lanzara. Dr. Lanzara joined the Audit Committee on May 7, 2001. The Audit Committee met four times (three times by telephone) during such fiscal year. All members of our Audit Committee are independent (as independence is defined in Rule 4200(a)(14) of the NASD listing standards). The Audit Committee has adopted a written Audit Committee Charter that is attached hereto as Appendix A.

        The Compensation Committee makes recommendations concerning salaries and incentive compensation, awards stock options to employees and consultants under our stock option plans and otherwise determines compensation levels and performs such other functions regarding compensation as the Board may delegate. The Compensation Committee is composed of three outside directors: Drs. Boyd and Lanzara and Ambassador Busby. It did not meet during such fiscal year, and all compensation matters were handled by the Board.

        Our Nominating Committee reviews and recommends to the Board of Directors the nomination of directors to serve on our Board of Directors. Current members of the Nominating Committee are Ambassador Busby, Dr. Trezza and Mr. Turpen. The Nominating Committee was established in February 2002. The Nominating Committee has not yet determined whether or not it will consider nominees recommended by security holders or, if so, what procedures security holders should follow in submitting recommendations.

        During the fiscal year ended December 31, 2001, each Board member attended 75% or more of the aggregate of the meetings of the Board and of the committees on which he served, held during the period for which he was a director or committee member, respectively.

PROPOSAL 2

APPROVAL OF 2002 EMPLOYEE STOCK PURCHASE PLAN

        In March 1996, our Board adopted and the stockholders subsequently approved the Employee Stock Purchase Plan (the "Old Purchase Plan"). As a result of a number of amendments, the total number of shares of common stock authorized for issuance under the Old Purchase Plan was 600,000 shares. On February 6, 2002, the last of all of the shares reserved for issuance pursuant to the Old Purchase Plan were issued and the Old Purchase Plan terminated.

        In February 2002, the Board adopted our 2002 Employee Stock Purchase Plan ("Purchase Plan"), subject to stockholder approval. There are 250,000 shares of common stock reserved for issuance under the Purchase Plan.

        Stockholders are requested in this Proposal 2 to approve the Purchase Plan. The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the meeting will be required to approve the Purchase Plan. Abstentions will be counted toward the tabulation of votes cast on proposals presented to the stockholders and will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether this matter has been approved.

THE BOARD OF DIRECTORS RECOMMENDS
A VOTE IN FAVOR OF PROPOSAL 2.

        The essential features of the Purchase Plan are outlined below:

PURPOSE

        The purpose of the Purchase Plan is to provide a means by which our employees (and the employees of any parent or subsidiary of InVision designated by the Board to participate in the Purchase Plan) may be given an opportunity to purchase our common stock through payroll deductions, to assist us in retaining the services of our employees, to secure and retain the services of new employees, and to provide incentives for such persons to exert maximum efforts for our success. All of our approximately 384 employees (except employees who customarily work fewer than either 20 hours per week or 5 months per calendar year) are eligible to participate in the Purchase Plan.

        The rights to purchase common stock granted under the Purchase Plan are intended to qualify as options issued under an "employee stock purchase plan" as that term is defined in Section 423(b) of the Internal Revenue Code of 1986, as amended (the "Code").

ADMINISTRATION

        The Board administers the Purchase Plan and has the final power to construe and interpret both the Purchase Plan and the rights granted under it. The Board has the power, subject to the provisions of the Purchase Plan, to determine when and how rights to purchase our common stock will be granted, the provisions of each offering of such rights (which need not be identical), and whether employees of any parent or subsidiary of InVision will be eligible to participate in the Purchase Plan.

        The Board has the power, which it has not yet exercised, to delegate administration of the Purchase Plan to a committee composed of not fewer than two members of the Board. As used herein with respect to the Purchase Plan, the "Board" refers to any committee the Board appoints and to the Board.

STOCK SUBJECT TO PURCHASE PLAN

        Subject to this Proposal 2, an aggregate of 250,000 shares of our common stock is reserved for issuance under the Purchase Plan. If rights granted under the Purchase Plan expire, lapse or otherwise terminate without being exercised, the shares of common stock not purchased under such rights again become available for issuance under the Purchase Plan.

OFFERINGS

        The Purchase Plan is implemented by offerings of rights to all eligible employees from time to time by the Board. Generally, each offering is 24 months long and is divided into eight shorter "purchase periods" approximately three months long. If the price of the common stock is lower at the end of the purchase period than its price at the beginning of the offering, then that offering terminates after the purchase of common stock thereunder, and a new offering commences.

ELIGIBILITY

        Any person, including our officers, who is customarily employed at least 20 hours per week and five months per calendar year by us (or by any parent or subsidiary of InVision designated by the Board) on the first day of an offering is eligible to participate in that offering.

        However, no employee is eligible to participate in the Purchase Plan if, immediately after the grant of purchase rights, the employee would own, directly or indirectly, stock possessing 5% or more of the total combined voting power or value of all classes of our stock or of any parent or subsidiary of InVision (including any stock which such employee may purchase under all outstanding rights and options). In addition, no employee may accrue, in each calendar year during which purchase rights are outstanding, the right to purchase more than $25,000 worth of common stock (determined at the fair market value of the shares at the time such rights are granted) under all employee stock purchase plans of InVision and affiliates.

PARTICIPATION IN THE PLAN

        An eligible employee may enroll in the Purchase Plan by delivering to us, prior to the date selected by the Board as the offering date for the offering, an agreement authorizing payroll deductions of up to 15% of such employee's base compensation during the offering.

PURCHASE PRICE

        The purchase price per share at which shares of common stock are sold in an offering under the Purchase Plan is the lower of (i) 85% of the fair market value (generally determined by using the closing price on the last trading day prior to the date of determination) of a share of common stock on the first day of the offering or (ii) 85% of the fair market value of a share of common stock on the last day of the purchase period.

PAYMENT OF PURCHASE PRICE; PAYROLL DEDUCTIONS

        The purchase price of the shares is accumulated by payroll deductions over the course of the offering. At any time during the offering, a participant may increase, reduce or terminate his or her payroll deductions as the Board provides in the offering. Further, the current offering provides that in the case of an employee, who first becomes eligible to participate in the current offering after its commencement, such employee can commence participation as of the date following the end of the current purchase period. All payroll deductions made for a participant are credited to his or her account under the Purchase Plan and deposited with our general funds. A participant may not make additional payments into such account.

PURCHASE OF STOCK

        By executing an agreement to participate in the Purchase Plan, the employee is entitled to purchase shares under the Purchase Plan. In connection with offerings made under the Purchase Plan, the Board specifies a maximum number of shares of common stock an employee may be granted the right to purchase and the maximum aggregate number of shares of common stock that may be purchased pursuant to such offering by all participants. If the aggregate number of shares to be purchased upon exercise of rights granted in the offering would exceed the maximum aggregate number of shares of common stock available, the Board would make a pro rata allocation of available shares in a uniform and equitable manner. Unless the employee's participation is discontinued, his or her right to purchase shares is exercised automatically at the end of the purchase period at the applicable price. See "Withdrawal" below.

WITHDRAWAL

        While each participant in the Purchase Plan is required to sign an agreement authorizing payroll deductions, the participant may withdraw from a given offering by terminating his or her payroll deductions and by delivering to us a notice of withdrawal from the Purchase Plan. Such withdrawal may be elected at any time up to 10 days prior to the end of the applicable purchase period.

        Upon any withdrawal from an offering by the employee, we will distribute to the employee his or her accumulated payroll deductions without interest, less any accumulated deductions previously applied to the purchase of shares of common stock on the employee's behalf during such offering, and such employee's interest in the offering will be automatically terminated. The employee is not entitled to again participate in that offering. However, an employee's withdrawal from an offering will not have any effect upon such employee's eligibility to participate in subsequent offerings under the Purchase Plan.

TERMINATION OF EMPLOYMENT

        Rights granted pursuant to any offering under the Purchase Plan terminate immediately upon cessation of an employee's employment for any reason, and we will distribute to such employee all of his or her accumulated payroll deductions, without interest.

RESTRICTIONS ON TRANSFER

        Rights granted under the Purchase Plan are not transferable and may be exercised only by the person to whom such rights are granted.

DURATION, AMENDMENT AND TERMINATION

        The Board may suspend or terminate the Purchase Plan at any time. Unless terminated earlier, the Purchase Plan will effectively terminate (be suspended) when all shares reserved for sale under the Purchase Plan have been sold.

        The Board may amend the Purchase Plan at any time. Any amendment of the Purchase Plan must be approved by the stockholders within 12 months of its adoption by the Board if the amendment would (i) increase the number of shares of common stock reserved for issuance under the Purchase Plan, (ii) modify the requirements relating to eligibility for participation in the Purchase Plan, or (iii) modify any other provision of the Purchase Plan in a manner that would materially increase the benefits accruing to participants under the Purchase Plan, if such approval is required in order to comply with the requirements of Rule 16b-3 under the Securities Exchange Act of 1934 (the "Exchange Act"), as amended, or under Section 423 of the Code.

        Rights granted before amendment or termination of the Purchase Plan will not be altered or impaired by any amendment or termination of the Purchase Plan without consent of the employee to whom such rights were granted.

EFFECT OF CERTAIN CORPORATE EVENTS

        In the event of a dissolution, liquidation, specified types of merger of InVision, or any other capital reorganization in which beneficial ownership of more than 50% of the combined voting power entitled to vote in the election of directors is transferred, the Board may (as applicable) require the assumption of the purchase rights under the Purchase Plan or substitution of similar rights, permit the offering to continue unchanged, or terminate any then ongoing offering by accelerating the occurrence of all remaining purchase dates, so that the outstanding purchase rights may be exercised immediately prior to, or concurrent with, any such event.

FEDERAL INCOME TAX INFORMATION

        Rights granted under the Purchase Plan are intended to qualify for favorable federal income tax treatment associated with rights granted under an employee stock purchase plan which qualifies under provisions of Section 423 of the Code.

        A participant will be taxed on amounts withheld for the purchase of shares of common stock as if such amounts were actually received. Other than this, no income will be taxable to a participant until disposition of the acquired shares, and the method of taxation will depend upon the holding period of the acquired shares.

        If the stock is disposed of at least two years after the beginning of the offering period and at least one year after the stock is transferred to the participant, then the lesser of (i) the excess of the fair market value of the stock at the time of such disposition over the exercise price or (ii) the excess of the fair market value of the stock as of the beginning of the offering period over the exercise price will be treated as ordinary income. Any further gain or any loss will be taxed as a long-term capital gain or loss. Such capital gains currently are generally subject to lower tax rates than ordinary income.

        If the stock is sold or disposed of before the expiration of either of the holding periods described above, then the excess of the fair market value of the stock on the exercise date over the exercise price will be treated as ordinary income at the time of such disposition. The balance of any gain will be treated as capital gain. Even if the stock is later disposed of for less than its fair market value on the exercise date, the same amount of ordinary income is attributed to the participant, and a capital loss is recognized equal to the difference between the sales price and the fair market value of the stock on such exercise date. Any capital gain or loss will be short-term or long-term, depending on how long the stock has been held.

        There are no federal income tax consequences to us by reason of the grant or exercise of rights under the Purchase Plan. We are entitled to a deduction to the extent amounts are taxed as ordinary income to a participant (subject to the requirement of reasonableness and the satisfaction of tax reporting obligations).

THE FOREGOING IS ONLY A SUMMARY OF THE EFFECT OF FEDERAL INCOME TAXATION UPON PARTICIPANTS AND INVISION WITH RESPECT TO THE GRANT AND EXERCISE OF STOCK PURCHASE RIGHTS UNDER THE PURCHASE PLAN. IT DOES NOT PURPORT TO BE COMPLETE, AND DOES NOT DISCUSS THE TAX CONSEQUENCES OF THE EMPLOYEE'S DEATH OR THE PROVISIONS OF THE TAX LAWS OF ANY MUNICIPALITY, STATE OR FOREIGN COUNTRY IN WHICH THE EMPLOYEE MAY RESIDE.

PROPOSAL 3

APPROVAL OF THE 2000 EQUITY INCENTIVE PLAN, AS AMENDED

        On April 24, 2000, the Board voted to adopt the 2000 Equity Incentive Plan ("Incentive Plan"), which the stockholders approved in May 2000. The Incentive Plan was adopted to replace the 1991 Equity Incentive Plan, which was to expire in 2001 but was terminated early by adoption of the Incentive Plan. There are currently 1,744,501 shares of Common Stock reserved for issuance under the Incentive Plan. Additionally, at the end of each calendar year there will automatically be added on that date an additional number of shares of Common Stock for issuance pursuant to awards. The additional number of shares of Common Stock will be equal to the lesser of five percent (5%) of the number of shares of Common Stock issued and outstanding on that date, and the number obtained by subtracting the number of shares of Common Stock then reserved under the Incentive Plan, but not subject to outstanding awards, from eight percent (8%) of the number of shares of Common Stock issued and outstanding on that date.

        In May 2002, the Board amended the Incentive Plan, subject to stockholder approval, to increase the number of shares of Common Stock authorized for issuance under the Incentive Plan by an additional 600,000 shares, which is in addition to any automatic increase otherwise provided under the Incentive Plan. The Board adopted this amendment in order to ensure that we can continue to grant stock options to employees at levels determined appropriate by the Board and the Compensation Committee. The need for the increase in the number of shares is due to our rapid increase in the hiring of personnel required by the dramatic increase in demand we are experiencing for our explosive detection systems. This increase in demand is a direct result of the tragic events of September 11, 2001 and the subsequent passage of the Aviation and Transportation Security Act of 2001. From September 11, 2001 through April 30, 2002 we have increased the number of our full-time employees by approximately 57%.

        As of March 31, 2002, stock awards (net of canceled or expired stock awards) covering an aggregate of 1,633,362 shares of our Common Stock had been granted under the Incentive Plan. Only 111,139 shares of Common Stock (plus any shares that might in the future be returned to the Incentive Plan as a result of cancellations or expiration of awards) remained available for future grant under the Incentive Plan.

        Stockholders are requested in this Proposal 3 to approve the amendment to the Incentive Plan. The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the meeting will be required to approve the amendment to the Incentive Plan. Abstentions will be counted toward the tabulation of votes cast on proposals presented to the stockholders and will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether this matter has been approved.

THE BOARD OF DIRECTORS RECOMMENDS
A VOTE IN FAVOR OF PROPOSAL 3.

        The essential features of the Incentive Plan are outlined below:

GENERAL

        The Incentive Plan provides for the grant of incentive stock options, nonstatutory stock options, stock bonuses and rights to acquire restricted stock (collectively "Awards"). Incentive stock options granted under the Incentive Plan are intended to qualify as "incentive stock options" within the meaning of Section 422 of the Code. Nonstatutory stock options granted under the Incentive Plan are not intended to qualify as incentive stock options under the Code. See "Federal Income Tax Information" for a discussion of the tax treatment of Awards. To date, we have granted only stock options under the Incentive Plan.

PURPOSE

        The Board adopted the Incentive Plan to provide a means by which employees, directors and consultants (and our affiliates) may be given an opportunity to purchase our common stock, to assist in retaining the services of such persons, to secure and retain the services of persons capable of filling such positions and to provide incentives for such persons to exert maximum efforts for our success.

ADMINISTRATION

        The Board administers the Incentive Plan. Subject to the provisions of the Incentive Plan, the Board has the power to construe and interpret the Incentive Plan and to determine the persons to whom and the dates on which Awards will be granted, the number of shares of Common Stock to be subject to each Award, whether an Award will be an incentive stock option, a nonstatutory stock option, a stock bonus, a right to purchase restricted stock or a combination of the foregoing, the time or times during the term of each Award within which all or a portion of such Award may be exercised, the exercise price, the type of consideration and other terms of the Award. The Board has the power to delegate administration of the Incentive Plan to a committee composed of not fewer than two members of the Board. In the discretion of the Board, a committee may consist solely of two or more outside directors in accordance with Section 162(m) of the Code or solely of two or more non-employee directors in accordance with Rule 16b-3 of the Exchange Act. The Board has delegated administration of the Incentive Plan to the Compensation Committee of the Board. As used herein with respect to the Incentive Plan, the "Board" refers to the Compensation Committee as well as to the Board itself.

        The regulations under Section 162(m) of the Code require that the directors who serve as members of the committee must be "outside directors." The Incentive Plan provides that, in the Board's discretion, directors serving on the committee may be "outside directors" within the meaning of Section 162(m). This limitation would exclude from the committee directors who are (i) current employees, (ii) former employees receiving compensation for past services (other than benefits under a tax-qualified pension Incentive Plan), (iii) current and former officers, (iv) directors currently receiving direct or indirect remuneration from us or an affiliate in any capacity (other than as a director), and (v) any other person who is otherwise not considered an "outside director" for purposes of Section 162(m).

STOCK SUBJECT TO THE INCENTIVE PLAN

        Subject to this Proposal, an aggregate of 2,344,501 shares of Common Stock are currently reserved for issuance under the Incentive Plan. Additionally, at the end of each calendar year there will automatically be added on that date, an additional number of shares of Common Stock for issuance pursuant to Awards. Such additional number of shares of Common Stock will be equal to the lesser of five percent (5%) of the number of shares of Common Stock issued and outstanding on that date, and the number obtained by subtracting the number of shares of Common Stock then reserved under the Incentive Plan, but not subject to outstanding Awards, from eight percent (8%) of the number of shares of Common Stock issued and outstanding on that date. To the extent required by Section 422 of the Code as then in effect, or any successor provision, during the term of the Incentive Plan, no more than an aggregate of five million (5,000,000) shares of Common Stock may be issued pursuant to Awards intended to qualify as "incentive stock options" thereunder. If Awards granted under the Incentive Plan expire or otherwise terminate without being exercised, the shares of Common Stock not acquired pursuant to such Awards again become available for issuance under the Incentive Plan. If we reacquire unvested stock issued under the Incentive Plan, the reacquired stock will not again become available for reissuance under the Incentive Plan. The Common Stock subject to the Incentive Plan may be unissued shares or reaquired shares, bought in the market or otherwise.

ELIGIBILITY

        Incentive stock options may be granted under the Incentive Plan only to our employees (including officers) and our affiliates. Our employees (including officers), directors and consultants are eligible to receive all other types of Awards under the Incentive Plan.

        No incentive stock option may be granted under the Incentive Plan to any person who, at the time of the grant, owns (or is deemed to own) stock possessing more than 10% of the total combined voting power of us or any affiliate of us, unless the exercise price is at least 110% of the fair market value of the stock subject to the option on the date of grant and the term of the option does not exceed five years from the date of grant. No nonstatutory stock option may be granted under the Incentive Plan to any person who, at the time of the grant, owns (or is deemed to own) stock possessing more than 10% of the total combined voting power of us or any affiliate of us, unless the exercise price is (i) at least 110% of such fair market value, or (ii) such lower percentage of the fair market value as is permitted by section 20.140.41 of title 10 of the California Code of Regulations at the time of the grant. Likewise, no restricted stock award may be granted under the Incentive Plan to any such 10% stockholder unless the exercise price is at least 100% of the fair market value of the stock subject to the award. In addition, the aggregate fair market value, determined at the time of grant, of the shares of Common Stock with respect to which incentive stock options are exercisable for the first time by a participant during any calendar year (under the Incentive Plan and all other such plans we and our affiliates have) may not exceed $100,000.

        No employee may be granted options under the Incentive Plan exercisable for more than two hundred thousand (200,000) shares of Common Stock during any calendar year (the "Section 162(m) Limitation").

TERMS OF OPTIONS

        The following is a description of the permissible terms of options under the Incentive Plan. Individual option grants may be more restrictive as to any or all of the permissible terms described below.

        Exercise Price; Payment.    The exercise price of incentive stock options may not be less than 100% of the fair market value of the stock subject to the option on the date of the grant and, in some cases (see "Eligibility" above), may not be less than 110% of such fair market value. The exercise price of nonstatutory options under the Incentive Plan shall be determined by the Board, provided that in some cases (see "Eligibility" above), the price is (i) at least 110% of such fair market value, or (ii) such lower percentage of the fair market value as is permitted by section 20.140.41 of title 10 of the California Code of Regulations at the time of the grant. If options were granted to covered executives with exercise prices below fair market value, deductions for compensation attributable to the exercise of such options could be limited by Section 162(m) of the Code. See "Federal Income Tax Information" below. As of May 3, 2002, the closing price of our Common Stock as reported on the Nasdaq National Market System was $22.35 per share.

        The exercise price of options granted under the Incentive Plan must be paid either in cash at the time the option is exercised or at the discretion of the Board, (i) by delivery of other Common Stock, (ii) pursuant to a deferred payment arrangement or (iii) in any other form of legal consideration acceptable to the Board.

        Option Exercise.    Options granted under the Incentive Plan may become exercisable in cumulative increments ("vest") as determined by the Board, provided that an option granted to an employee who is not an officer, director or consultant shall provide for vesting of the total number of shares of Common Stock at a rate of at least twenty percent per year over five (5) years from the date the Option was granted, subject to reasonable conditions such as continued employment. Shares covered by currently outstanding options under the Incentive Plan typically vest at the rate of 25% of the shares subject to the option on the first anniversary of the date of grant and 1/16th of such shares at the end of each quarter thereafter during the participant's employment by, or service as a director or consultant to, us or an affiliate (collectively, "service"). Shares covered by options granted in the future under the Incentive Plan may be subject to different vesting terms. The Board has the power to accelerate the time during which an option may vest or be exercised. In addition, options granted under the Incentive Plan may permit exercise prior to vesting, but in such event the participant may be required to enter into an early exercise stock purchase agreement that allows us to repurchase unvested shares, generally at their exercise price, should the participant's service terminate before vesting. To the extent provided by the terms of an option, a participant may satisfy any federal, state or local tax withholding obligation relating to the exercise of such option by a cash payment upon exercise, by authorizing us to withhold a portion of the stock otherwise issuable to the participant, by delivering already-owned Common Stock of us or by a combination of these means.

        Term.    The maximum term of options under the Incentive Plan is 10 years, except that in certain cases (see "Eligibility") the maximum term is five years. Options under the Incentive Plan generally terminate three months after termination of the participant's service unless (i) such termination is due to the participant's permanent and total disability (as defined in the Code), in which case the option may, but need not, provide that it may be exercised (to the extent the option was exercisable at the time of the termination of service) at any time within 12 months of such termination; (ii) the participant dies before the participant's service has terminated, or within three months after termination of such service, in which case the option may, but need not, provide that it may be exercised (to the extent the option was exercisable at the time of the participant's death) within 18 months of the participant's death by the person or persons to whom the rights to such option pass by will or by the laws of descent and distribution; or (iii) the option by its terms specifically provides otherwise. A participant may designate a beneficiary who may exercise the option following the participant's death. Individual option grants by their terms may provide for exercise within a longer period of time following termination of service.

        The option term generally is extended in the event that exercise of the option within these periods is prohibited. A participant's option agreement may provide that if the exercise of the option following the termination of the participant's service would be prohibited because the issuance of stock would violate the registration requirements under the Securities Act of 1933, as amended (the "Securities Act"), then the option will terminate on the earlier of (i) the expiration of the term of the option or (ii) three months after the termination of the participant's service during which the exercise of the option would not be in violation of such registration requirements.

TERMS OF STOCK BONUSES AND PURCHASES OF RESTRICTED STOCK

        Payment.    The Board determines the purchase price under a restricted stock purchase agreement but the purchase price may not be less than 85% of the fair market value of our Common Stock on the date such award is made or at the time the purchase is consummated, except that in certain cases (see "Eligibility") the purchase price must be at least 100% of such fair market value. The Board may award stock bonuses in consideration of past services without a purchase payment.

        The purchase price of stock acquired pursuant to a restricted stock purchase agreement under the Incentive Plan must be paid either in cash at the time of purchase or at the discretion of the Board, (i) by delivery of other of our Common Stock, (ii) pursuant to a deferred payment arrangement or (iii) in any other form of legal consideration acceptable to the Board.

        Vesting.    Shares of stock sold or awarded under the Incentive Plan may, but need not be, subject to a repurchase option in our favor in accordance with a vesting schedule as determined by the Board.

The Board has the power to accelerate the vesting of stock acquired pursuant to a restricted stock purchase agreement under the Incentive Plan.

        Restrictions on Transfer.    Rights under a stock bonus or restricted stock bonus agreement may not be transferred except where such assignment is required by law or expressly authorized by the terms of the applicable stock bonus or restricted stock purchase agreement.

RESTRICTIONS ON TRANSFER

        The participant may not transfer an incentive stock option otherwise than by will or by the laws of descent and distribution. During the lifetime of the participant, only the participant may exercise an incentive stock option. The Board may grant nonstatutory stock options that are transferable to the extent provided in the stock option agreement. Shares subject to repurchase by us under an early exercise stock purchase agreement may be subject to restrictions on transfer that the Board deems appropriate.

ADJUSTMENT PROVISIONS

        Transactions not involving receipt of consideration by us, such as a merger, consolidation, reorganization, stock dividend, or stock split, may change the type(s), class(es) and number of shares of Common Stock subject to the Incentive Plan and outstanding Awards. In that event, the Incentive Plan will be appropriately adjusted as to the type(s), class(es) and the maximum number of shares of Common Stock subject to the Incentive Plan and the Section 162(m) Limitation, and outstanding Awards will be adjusted as to the type(s), class(es), number of shares and price per share of Common Stock subject to such Awards.

EFFECT OF CERTAIN CORPORATE EVENTS

        In the event of (i) the sale, lease, license or other disposition of all or substantially all of our assets, (ii) a merger or consolidation in which we are not the surviving corporation or (iii) a reverse merger in which we are the surviving corporation but the shares of Common Stock outstanding immediately preceding the merger are converted by virtue of the merger into other property whether in the form of securities, cash or otherwise, or similar transactions (collectively, "Corporate Transaction"), then any surviving or acquiring corporation may continue or assume Awards outstanding under the Incentive Plan or may substitute similar Awards. If any surviving or acquiring corporation does not assume such Awards or substitute similar Awards, then with respect to Awards held by participants whose service with us or an affiliate has not terminated prior to the Corporate Transaction, the vesting of such Awards (and, if applicable, the time during which such Awards may be exercised) will be accelerated in full and the Awards will terminate if not exercised (if applicable) at or prior to the Corporate Transaction. Under the terms of the form of option agreement approved by the Board of Directors, our officers whose options are assumed by the surviving corporation will nonetheless have their options accelerated if, during the one-year period following the acquisition, the officer is terminated other than for cause.

        The Incentive Plan provides that, in the event of our dissolution or liquidation, then all outstanding Awards shall terminate immediately prior to such event.

        The acceleration of an Award in the event of a Corporate Transaction may be viewed as an anti-takeover provision, which may have the effect of discouraging a proposal to acquire or otherwise obtain control of us.

DURATION, AMENDMENT AND TERMINATION

        The Board may suspend or terminate the Incentive Plan without stockholder approval or ratification at any time or from time to time; provided, however, that no incentive stock option shall be granted under the Incentive Plan on or after April 23, 2010.

        The Board may also amend the Incentive Plan at any time or from time to time. However, no amendment will be effective unless approved by our stockholders to the extent such approval is necessary to satisfy the requirements of Section 422 of the Code, or any Nasdaq or securities exchange listing requirements, or Rule 16b-3 of the Exchange Act. The Board may submit any other amendment to the Incentive Plan for stockholder approval, including, but not limited to, amendments intended to satisfy the requirements of Section 162(m) of the Code regarding the exclusion of performance-based compensation from the limitation on the deductibility of compensation paid to certain employees.

FEDERAL INCOME TAX INFORMATION

        Incentive Stock Options.    Incentive stock options under the Incentive Plan are intended to be eligible for the favorable federal income tax treatment accorded "incentive stock options" under the Code.

        There generally are no federal income tax consequences to the participant or to us by reason of the grant or exercise of an incentive stock option. However, the exercise of an incentive stock option may increase the participant's alternative minimum tax liability, if any.

        If a participant holds stock acquired through exercise of an incentive stock option for more than two years from the date on which the option is granted and more than one year from the date on which the shares are transferred to the participant upon exercise of the option, any gain or loss on a disposition of such stock will be a long-term capital gain or loss if the participant held the stock for more than one year.

        Generally, if the participant disposes of the stock before the expiration of either of these holding periods (a "disqualifying disposition"), then at the time of disposition the participant will realize taxable ordinary income equal to the lesser of (i) the excess of the stock's fair market value on the date of exercise over the exercise price, or (ii) the participant's actual gain, if any, on the purchase and sale. The participant's additional gain or any loss upon the disqualifying disposition will be a capital gain or loss, which will be long-term or short-term depending on whether the stock was held for more than one year.

        To the extent the participant recognizes ordinary income by reason of a disqualifying disposition, we will generally be entitled (subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation) to a corresponding business expense deduction in the tax year in which the disqualifying disposition occurs.

        Nonstatutory Stock Options, Restricted Stock Purchase Awards and Stock Bonuses.    Nonstatutory stock options, restricted stock purchase awards and stock bonuses granted under the Incentive Plan generally have the following federal income tax consequences.

        There are no tax consequences to the participant or to us by reason of the grant. Upon acquisition of the stock, the participant normally will recognize taxable ordinary income equal to the excess, if any, of the stock's fair market value on the acquisition date over the purchase price. However, to the extent the stock is subject to certain types of vesting restrictions, the taxable event will be delayed until the vesting restrictions lapse unless the participant elects to be taxed on receipt of the stock. With respect to employees, we are generally required to withhold from regular wages or supplemental wage payments an amount based on the ordinary income recognized. Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation, we will generally be entitled to a business expense deduction equal to the taxable ordinary income realized by the participant.

        Upon disposition of the stock, the participant will recognize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for such stock plus any amount recognized as ordinary income upon acquisition (or vesting) of the stock. Such gain or loss will be long-term or short-term depending on whether the stock was held for more than one year. Slightly different rules may apply to participants who acquire stock subject to certain repurchase options or who are subject to Section 16(b) of the Exchange Act.

        Potential Limitation on Our Deductions.    Section 162(m) of the Code denies a deduction to any publicly held corporation for compensation paid to certain "covered employees" in a taxable year to the extent that compensation to such covered employee exceeds $1 million. It is possible that compensation attributable to Awards, when combined with all other types of compensation received by a covered employee from us, may cause this limitation to be exceeded in any particular year.

        Certain kinds of compensation, including qualified "performance-based compensation," are disregarded for purposes of the deduction limitation. In accordance with Treasury Regulations issued under Section 162(m), compensation attributable to stock options will qualify as performance-based compensation if the Award is granted by a compensation committee comprised solely of "outside directors" and either (i) the plan contains a per-employee limitation on the number of shares for which such Awards may be granted during a specified period, the per-employee limitation is approved by the stockholders, and the exercise price of the Award is no less than the fair market value of the stock on the date of grant, or (ii) the Award is granted (or exercisable) only upon the achievement (as certified in writing by the compensation committee) of an objective performance goal established in writing by the compensation committee while the outcome is substantially uncertain, and the Award is approved by stockholders.

        Awards to purchase restricted stock and stock bonus awards will qualify as performance-based compensation under the Treasury Regulations only if (i) the award is granted by a compensation committee comprised solely of "outside directors," (ii) the award is granted (or exercisable) only upon the achievement of an objective performance goal established in writing by the compensation committee while the outcome is substantially uncertain, (iii) the compensation committee certifies in writing prior to the granting (or exercisability) of the award that the performance goal has been satisfied and (iv) prior to the granting (or exercisability) of the award, stockholders have approved the material terms of the award (including the class of employees eligible for such award, the business criteria on which the performance goal is based, and the maximum amount—or formula used to calculate the amount—payable upon attainment of the performance goal).

        THE FOREGOING IS ONLY A SUMMARY OF THE EFFECT OF FEDERAL INCOME TAXATION UPON PARTICIPANTS AND INVISION WITH RESPECT TO THE GRANT AND EXERCISE OF AWARDS UNDER THE INCENTIVE PLAN. IT DOES NOT PURPORT TO BE COMPLETE, AND DOES NOT DISCUSS THE TAX CONSEQUENCES OF THE EMPLOYEE'S DEATH OR THE PROVISIONS OF THE TAX LAWS OF ANY MUNICIPALITY, STATE OR FOREIGN COUNTRY IN WHICH THE EMPLOYEE MAY RESIDE.

PROPOSAL 4

RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

        The Board of Directors has selected Deloitte & Touche LLP as our independent auditors for the fiscal year ending December 31, 2002 and has further directed that management submit the selection of independent auditors for ratification by the stockholders at the Annual Meeting. Deloitte & Touche LLP has audited our financial statements since 2000. Representatives of Deloitte & Touche LLP are expected to be present at the Annual Meeting, will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

        Stockholder ratification of the selection of Deloitte & Touche LLP as our independent auditors is not required by our Bylaws or otherwise. However, the Board is submitting the selection Deloitte & Touche LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee and the Board will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee and the Board in their discretion may direct the appointment of different independent auditors at any time during the year if they determine that such a change would be in the best interests of InVision and our stockholders.

        The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting will be required to ratify the selection of Deloitte & Touche LLP. Abstentions will be counted toward the tabulation of votes cast on proposals presented to the stockholders and will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether this matter has been approved.

        AUDIT FEES.    During the fiscal year ended December 31, 2001, the aggregate fees and expenses billed by Deloitte & Touche LLP for the audit of our financial statements for such fiscal year and for the review of our interim financial statements was approximately $164,000.

        FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES.    During the fiscal year ended December 31, 2001, there were no professional services rendered by Deloitte & Touche LLP for information technology consulting.

        ALL OTHER FEES.    During fiscal year ended December 31, 2001, the aggregate fees billed by Deloitte & Touche LLP for all other services was approximately $248,000 and can be sub-categorized as follows:

          AUDIT-RELATED FEES.    During the fiscal year ended December 31, 2001, the aggregate fees billed by Deloitte & Touche LLP for audit-related services for matters such as comfort letters and consents related to SEC and other registration statements, audits of employee benefit plans, agreed-upon procedures, due diligence pertaining to acquisitions and consultation on accounting standards or transactions was approximately $176,000.

          NON AUDIT-RELATED FEES.    During the fiscal year ended December 31, 2001, the aggregate fees billed by Deloitte & Touche LLP for all other services, such as consultation related to tax planning and compliance, business and operational processes improvement and regulatory matters was approximately $72,000.

        The Audit Committee has determined the rendering of the non-audit services by Deloitte & Touche LLP is compatible with maintaining the auditor's independence.

        On April 24, 2000, our Board of Directors approved the appointment of Deloitte & Touche LLP as our independent auditors to audit our financial statements for the fiscal year ending December 31, 2000 in place of PricewaterhouseCoopers LLP.

        Our independent auditor's report of PricewaterhouseCoopers LLP on our consolidated financial statements for the two years ended December 31, 1998 and 1999, dated February 9, 2000, included in the Form 10-K filed with the SEC on March 29, 2000, contained no adverse opinion, disclaimer of opinion or qualification or modification as to uncertainty, audit scope or accounting principles.

        In connection with our audits for the fiscal years ended December 31, 1998 and 1999, and in the subsequent interim period prior to PricewaterhouseCoopers LLP's resignation due to an independence issue on April 24, 2000, there were no disagreements with PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which disagreements, if not resolved to the satisfaction of PricewaterhouseCoopers LLP, would have caused PricewaterhouseCoopers LLP to make reference to the subject matter of the disagreement in connection with their report. PricewaterhouseCoopers LLP's letter to the Securities and Exchange Commission stating its agreement with the statements in this paragraph is filed as an exhibit to our Annual Report on Form 10-K filed March 29, 2000.

        During the fiscal years ended December 31, 1998 and 1999 and any subsequent interim period prior to our engagement of Deloitte & Touche LLP, we did not consult with Deloitte & Touche LLP regarding the application of accounting principles to a specified transaction, or the type of audit opinion that might be rendered on our financial statements.

THE BOARD OF DIRECTORS RECOMMENDS
A VOTE IN FAVOR OF PROPOSAL 4.

EXECUTIVE OFFICERS

        Our executive officers, and their ages as of April 30, 2002, are as follows:

Name	Age	Position
Sergio Magistri	49	President, Chief Executive Officer and Director
Donald E. Mattson	69	Senior Vice President and Chief Operating Officer
Ross Mulholland	59	Senior Vice President and Chief Financial Officer
David M. Pillor	47	Senior Vice President, Sales and Marketing and Director
François Mesqui	47	Vice President and Chief Technology Officer

        Sergio Magistri has served as our President, Chief Executive Officer and a director since December 1992. From June 1991 to November 1992, he was a Project Manager with AGIE, Switzerland, a manufacturer of high precision tooling equipment, responsible for all aspects of a family of new products for high precision electro-erosion machining with sub-micron precision. From 1988 to June 1991, Dr. Magistri was a consultant to high technology companies. As a consultant, Dr. Magistri was involved in the formation of InVision and the development of its business plan and of its technology. From 1983 to 1988, Dr. Magistri held various positions with Imatron, including Engineering Physicist and Manager of Advanced Reconstruction Systems, and Director of Computer Engineering. Dr. Magistri holds a degree in Electrical Engineering and a doctorate in Biomedical Engineering from the Swiss Institute of Technology, Zurich, Switzerland.

        Donald E. Mattson has served as our Senior Vice President and Chief Operating Officer since November 2000. Mr. Mattson previously served as our Interim Vice President of Operations in 1998. In addition to his position with us, from 1992 to 2000, Mr. Mattson has been a management consultant, and held a number of different positions, including, among others, interim management assignments as executive officer of Microware Distributors, Inc., a computer distribution company, president of SyDos, a disk drive sub-systems company, and vice president of operations of Quantum, a tape drive manufacturing company. Prior to 1992, Mr. Mattson held senior management positions at Microware Distributors, Inc., Optical Data, Inc., Media Technology Corporation, Verbatim Corporation, Memorex Corporation and Varian Associates. Mr. Mattson holds a bachelor's degree in Industrial Management and Technology and an MBA from the University of California, Berkeley.

        Ross Mulholland has served as our Senior Vice President and Chief Financial Officer since March 2001. From January 2000 to March 2001, Mr. Mulholland was Chief Financial Officer and Vice President of Operations of TechPlanet, a Silicon Valley private company providing information technology services. In 2001 TechPlanet filed for bankruptcy protection under Chapter 7. Before that, he was Vice President and Chief Financial Officer at Silicon Entertainment, a technology-based specialty retailer, from 1998 to 2000, and Senior Vice President and Chief Financial Officer for The Nature Company/Discovery Channel Stores, a specialty retailer and direct marketing company, from 1995 to 1997. He has also held senior management positions with several leading national retailers, including Dayton-Hudson Corporation. Mr. Mulholland started his career in corporate planning and finance at the Ford Motor Company. Mr. Mulholland holds a bachelor's degree in Liberal Arts and an MBA from Wayne State University.

        David M. Pillor joined InVision in July 1994 as Vice President, Sales and Marketing, has served as our Senior Vice President, Sales and Marketing since November 1995 and as a director since 1999. From 1988 to July 1994, Mr. Pillor held various positions including Area Sales Manager, National Sales Manager and Vice President of Sales of Technomed International, a medical products company. Mr. Pillor holds a bachelor's degree in Chemistry from the University of Maryland.

        François Mesqui has served as our Vice President and Chief Technology Officer since December 1999. Dr. Mesqui joined InVision in 1997 and was our Vice President, Design Engineering from 1998 to 1999. From 1989 through 1996, Dr. Mesqui was President of Metropoly AG, an engineering services company in Switzerland. In 1983, Dr. Mesqui was awarded the Scientific Prize of the Swiss Society of Biomedical Engineering and has a Doctorate in Technical Sciences from the Swiss Institute of Technology, Zurich, Switzerland.

SECURITY OWNERSHIP OF
CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth certain information regarding the ownership of our Common Stock as of April 30, 2002 by: (i) each director and nominee for director; (ii) the Chief Executive Officer and four other most highly compensated executive officers whose total cash compensation exceeded $100,000 during our last completed fiscal year; (iii) all executive officers and directors of the Company as a group; and (iv) all those known by us to be beneficial owners of more than five percent of its Common Stock.

	Beneficial Ownership (2)
Beneficial Owner (1)	Number of Shares	Percent of Total
HARAX Holdings S.A. (3) 22, Rue Marie Adelaide, L-2128 Luxembourg	1,801,582	10.8%
Sergio Magistri (4)	361,449	2.1%
Donald Mattson (5)	25,016	*
Ross Mulholland (6)	25,000	*
David M. Pillor (7)	203,917	1.2%
François Mesqui (8)	59,745	*
Stephen Blum (9)	120,000	*
Douglas P. Boyd (10)	10,917	*
Morris D. Busby (11)	34,180	*
Giovanni Lanzara (12)	407,774	2.4%
Bruno Trezza (13)	406,389	2.4%
Louis A. Turpen (14)	16,667	*
All executive officers and directors as a group (11 persons) (15)	3,472,636	19.7%

*
Less than one percent

(1)
Except as otherwise indicated, the address of each owner is c/o InVision Technologies, Inc., 7151 Gateway Boulevard, Newark, CA 94560.

(2)
This table is based upon information supplied by financial service companies, officers, directors and principal stockholders and Schedules 13D and 13G filed with the Securities and Exchange Commission, or SEC. Unless otherwise indicated in the footnotes to this table and subject to community property laws where applicable, we believe that each of the stockholders named in this table has sole voting and investment power with respect to the shares indicated as beneficially owned. Applicable percentages are based on 16,608,303 shares of our common stock outstanding on April 30, 2002.

(3)
All of the shares are held directly by HARAX Holdings S.A. The directors of HARAX vote and invest the shares held by HARAX, and two of three directors must concur to take these actions. The current three directors of HARAX are Luisella Moreschi, Sandrine Klusa and Angela Cinarelli. Arsene Kronshagen is the sole stockholder of HARAX, and as such may also be deemed to have voting and investment power over the shares. The directors disclaim beneficial ownership of the shares held by HARAX.

(4)
Includes 294,138 shares issuable pursuant to options exercisable within 60 days of April 30, 2002.

(5)
Includes 24,468 shares issuable pursuant to options exercisable within 60 days of April 30, 2002.

(6)
Consists of shares issuable pursuant to options exercisable within 60 days of April 30, 2002.

(7)
Includes 203,369 shares issuable pursuant to options exercisable within 60 days of April 30, 2002.

(8)
Includes 59,197 shares issuable pursuant to options exercisable within 60 days of April 30, 2002.

(9)
Includes 100,000 shares issuable pursuant to a warrant held by Donald & Co. Securities, Inc., where Mr. Blum serves as president and a controlling shareholder. Also includes 20,000 shares issuable pursuant to options exercisable within 60 days of April 30, 2002.

(10)
Consists of shares issuable pursuant to options exercisable within 60 days of April 30, 2002.

(11)
Includes 33,853 shares issuable pursuant to options exercisable within 60 days of April 30, 2002. Also includes 327 shares held by BGI, Inc. Ambassador Busby is president and a controlling shareholder of BGI.

(12)
Includes 241,886 shares held by PASTEC Holdings, S.A. Giovanni Lanzara is the controlling stockholder of PASTEC. Also includes 107,446 shares issuable pursuant to options exercisable within 60 days of April 30, 2002.

(13)
Includes 285,474 shares held by HAKON Holdings, S.A. Bruno Trezza is the controlling stockholder of HAKON. Also includes 120,915 shares issuable pursuant to options exercisable within 60 days of April 30, 2002.

(14)
Consists of shares issuable pursuant to options exercisable within 60 days of April 30, 2002.

(15)
Includes 1,015,970 shares issuable pursuant to options exercisable within 60 days of April 30, 2002 or issuable within the next 60 days pursuant to outstanding warrants. See Notes 4 to 14 above.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Securities Exchange Act of 1934, or the 1934 Act, requires our directors and executive officers, and persons who own more than ten percent of a registered class of our equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of our common stock and other equity securities. Officers, directors and greater than ten percent stockholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file.

        To our knowledge, based solely on a review of the copies of such reports furnished to us and written representations that no other reports were required, during the fiscal year ended December 31, 2001, all Section 16(a) filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were complied with.

EXECUTIVE COMPENSATION

COMPENSATION OF DIRECTORS

        In 2001 non-employee directors received a $25,000 annual retainer, pro-rated for time served for those directors who began their service during the year, as compensation for their services as members of the Board. In addition, each of Drs. Lanzara and Trezza and Mr. Boyd were issued stock options to purchase 10,000 shares of our common stock, and Ambassador Busby and Messrs. Blum and Turpen were issued stock options to purchase 20,000 shares of our common stock, in connection with their services as directors. These directors were also reimbursed for expenses incurred in connection with the performance of services as directors.

        Our non-employee directors also received $2,000 per day for each day of consulting services rendered to us not in connection with their services as directors. In 2001, we paid $30,000 to each of Drs. Lanzara and Trezza, and $12,000 to Ambassador Busby, for consulting services rendered to us in 2001. In addition, Mr. Blum is president of Donald & Co. Securities, Inc. an investment banking and brokerage firm, which provided consulting services to us in 2001. We paid to Donald & Co. Securities, Inc. $50,000 and issued it a warrant to purchase 100,000 shares of our common stock at the fair market value of our common stock on the date of issuance in connection with such services. See "Certain Relationships and Related Transactions."

        In connection with Messrs. Blum and Turpen joining our Board of Directors, each of these directors received a grant to purchase 20,000 shares of our common stock, which grants vested over a four-year period. In February 2002, the Board of Directors amended these grants to cause them to vest over a one-year period. If Mr. Blum and/or Mr. Turpen ceases to be a director prior to four years from the original date of grant, we will be required to take a compensation charge equal to the difference between the fair market value of our common stock on the date of the amendment and the exercise price of the option, multiplied by the number of vested shares that would not have vested had the option not been amended.

COMPENSATION OF EXECUTIVE OFFICERS

  Summary Of Compensation

        The following table sets forth certain compensation earned by our Chief Executive Officer and our four other executive officers whose salary and bonus for the year ended December 31, 2001 exceeded $100,000, or the Named Executive Officers:

SUMMARY COMPENSATION TABLE

Long-Term Compensation Awards
		Annual Compensation			Securities Underlying Options/ SARs(#)
Name and Principal Postion
	Year	Salary	Bonus			Compensation
Dr. Sergio G. Magistri President and Chief Executive Officer	2001 2000 1999	$240,192 237,900 226,600	$182,000 30,000 —		100,000 61,945 54,880	$4,364 4,392 4,164	(1) (1) (1)
Donald Mattson Senior Vice President and Chief Operating Officer	2001 2000 1999	212,403 21,718 —	169,000 — —		6,300 100,000 —	8,075 362 —	(1) (3)
Ross C. Mulholland Senior Vice President and Chief Financial Officer	2001 2000 1999	155,653 — —	89,900 — —		80,000 — —	4,919 — —	(1)
David M. Pillor Senior Vice President, Sales and Marketing	2001 2000 1999	143,592 141,700 133,880	364,272 123,362 161,964	(2) (2) (2)	68,500 29,150 22,400	3,705 3,687 3,562	(1) (1) (1)
Dr. François Mesqui Vice President and Chief Technology Officer	2001 2000 1999	163,461 160,000 135,000	91,000 101,621 70,952	(4) (4)	54,800 21,863 26,800	329 371 567	(3) (3) (3)

(1)
Represents matching contributions by us to employees' accounts under our 401(k) Plan, and premiums for employees' group term life insurance.

(2)
Includes commissions earned of $364,272 in 2001, $100,362 in 2000, and $100,011 in 1999.

(3)
Consists solely of premiums for employees' group term life insurance.

(4)
Includes commissions earned of $101,621 in 2000 and $30,952 in 1999.

STOCK OPTION GRANTS AND EXERCISES

        We grant options to our executive officers under the 2000 Equity Incentive Plan. No options were granted under our previous incentive plan, the 1991 Equity Incentive Plan, in the year ended December 31, 2001. As of December 31, 2001, options to purchase a total of 1,505,650 shares were outstanding under the 1991 Equity Incentive Plan and options to purchase a total of 969,961 shares were outstanding under our 2000 Equity Incentive Plan. As of December 31, 2001, 769,651 shares remained available for grant under the 2000 Equity Incentive Plan.

        The following table shows for the fiscal year ended December 31, 2001, certain information regarding options granted to, and held at year end by, the Named Executive Officers.

        The exercise price of each option was equal to the fair market value of our common stock as valued by the Board of Directors on the date of grant. The exercise price may be paid in cash, promissory notes, in shares of our common stock valued at fair market value on the exercise date or through a cashless exercise procedure involving a same-day sale of the purchased shares. The options granted vest as to 25% of the shares one year from the date of grant and 1/16th of the shares each quarter thereafter. Each of the options has a ten-year term, subject to earlier termination if the optionee's service with us ceases.

        The potential realizable value is calculated based on the ten-year term of the option at the time of grant. Stock price appreciation of 5% and 10% is assumed pursuant to rules promulgated by the Securities and Exchange Commission and does not represent our prediction of stock price performance. The potential realizable values at 5% and 10% appreciation are calculated by assuming that the stock price on the date of grant appreciates at the indicated annual rate, compounded annually for the entire term of the option and that the option is exercised and sold on the last day of the term for the appreciated stock price.

        Percentages shown under "Percentage of Total Options Granted to Employees in 2001" are based on an aggregate of 827,100 options granted to employees, consultants and directors of InVision under our 2000 Equity Incentive Plan during 2001.

	Individual Grants				Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term
		Percentage of Total Options Granted to Employees in 2001
	Number of Securities Underlying Option Granted
Name			Exercise Price per Share	Expiration Date
					5%	10%
Dr. Sergio G. Magistri	100,000	12.1%	$2.31	2/7/11	$145,463	$368,633
Donald Mattson	6,300	0.8%	2.31	2/7/11	9,164	23,224
Ross C. Mulholland	80,000	9.7%	2.38	3/7/11	119,490	302,811
David M. Pillor	68,500	8.3%	2.31	2/7/11	99,642	252,513
Dr. François Mesqui	54,800	6.6%	2.31	2/7/11	79,714	202,011

Aggregated Option Exercises in Last Fiscal Year, and Fiscal Year End Option Values

        The following table sets forth information with respect to options exercised by the Named Executive Officers during 2001, the number of securities underlying unexercised options held by the Named Executive Officers as of December 31, 2001, and the value of unexercised in-the-money options as of December 31, 2001.

        Amounts shown under the column "Value Realized" are based on the fair market value of our common stock as determined by our board of directors on the date of exercise less the exercise price. Amounts shown under the column "Value of Unexercised In-the-Money options at December 31, 2001"

are based on the closing price of our common stock, $29.79, on December 31, 2001, as reported on The Nasdaq Stock Market, less the exercise price, without taking into account any taxes that may be payable in connection with the transaction, multiplied by the number of shares underlying the option, less the exercise price of the shares underlying the option.

			Number of Securities Underlying Unexercised Options at December 31, 2001
					Value of Unexercised In-the-Money Options At December 31, 2001
	Shares Acquired on Exercise
Name		Value Realized
			Exercisable	Unexercisable	Exercisable	Unexercisable
Dr. Sergio G. Magistri	—	—	416,587	119,693	$11,188,970	$3,186,578
Donald Mattson	—	—	26,575	79,725	742,701	2,228,104
Ross C. Mulholland	—	—	—	80,000	—	2,193,200
David M. Pillor	—	—	263,867	71,550	7,247,761	1,920,389
Dr. François Mesqui	—	—	80,106	59,357	1,956,945	1,588,166

EMPLOYMENT AGREEMENTS

        We have entered into employment agreements with Drs. Magistri and Mesqui and Messrs. Mattson, Mulholland, and Pillor that provide for salaries and other employment terms. These agreements each provide that if we terminate the employee's employment without cause, the employee is entitled to a severance payment equal to his annual base salary for six months. All of the employment agreements are terminable at the will of either the employee or us, with or without cause. In each case, termination by the employee requires sixty days notice to us.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS*

        The Audit Committee in 2001 consisted of Drs. Boyd and Trezza. Dr. Lanzara joined the Audit Committee on May 7, 2001.

        The Audit Committee held four meetings relative to the year ended December 31, 2001 financial statements. The meetings were designed to facilitate and encourage private communication between the Audit Committee and our independent public accountants, Deloitte & Touche LLP.

        During these meetings, the Audit Committee reviewed and discussed the audited financial statements with management and Deloitte & Touche LLP. The Audit Committee believes that management maintains an effective system of internal controls that results in fairly presented financial statements.

        The discussions with Deloitte & Touche LLP also included the matters required by Statement on Auditing Standards No. 61. The Audit Committee received from Deloitte & Touche LLP written disclosures and the letter regarding its independence as required by Independence Standards Board Standard No. 1. This information was discussed with Deloitte & Touche LLP. Based on these discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in our annual report on Form 10-K.

  AUDIT COMMITTEE
  Douglas P. Boyd
  Bruno Trezza
  Giovanni Lanzara

*
This Section is not "soliciting material," is not deemed "filed" with the SEC and is not to be incorporated by reference in any filing of InVision under the 1933 Act or 1934 Act whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS
ON EXECUTIVE COMPENSATION*

        The Compensation Committee of the Board of Directors (the "Committee") is composed of three non-employee directors, namely, Drs. Boyd and Lanzara and Ambassador Busby. During the fiscal year 2001 the Committee did not meet and all compensation issues were handled by the Board of Directors acting in accordance with the Committee's charter. All actions taken by the Committee for fiscal year 2001 shall mean the Board of Directors. The Committee is responsible for setting and administering the policies which govern annual executive salaries, bonuses (if any) and stock ownership programs. The Committee annually evaluates the performance, and determines the compensation, of the Chief Executive Officer ("CEO"), and our other executive officers based upon a mix of the achievement of the corporate financial goals, individual performance and comparisons with other technology companies. The CEO is not present during the discussions of his compensation.

        The operation of the Committee is subject to our Bylaws, as in effect from time to time, and the Delaware General Corporation Law. The Committee has the full power and authority to carry out the following responsibilities:

1.
To establish salaries, incentives and other forms of compensation paid to our officers and other employees.

2.
To administer various incentive compensation and benefit plans, including the bonus plan.

3.
To perform such other functions and have other powers as may be necessary or in the efficient discharge of the foregoing.

4.
To report to the Board from time to time, or whenever it shall be called to do so.

        The policies of the Committee with respect to executive officers, including the CEO, are to provide compensation sufficient to attract, motivate and retain executives of outstanding ability and potential and to establish an appropriate relationship between executive compensation and the creation of stockholder value. To meet these goals, the Committee has adopted a mix among the compensation elements of salary, bonus and stock options. The Committee has determined that the salaries for such officers shall be based upon a review of salary surveys of other technology companies performed for the Committee. The Committee may further adjust the salaries of such executive officers based upon our financial performance during the past year and upon each officer's performance against established objectives related to his area of responsibility.

        In awarding stock options, the Committee considers a number of factors, including such executive officer's responsibilities and relative position in InVision, individual performance of such officer, any changes in such officer's responsibility and position, such officer's equity interest in InVision in the form of stock and options held by such individual, the extent to which existing stock options remain unvested and the total number of stock options to be awarded.

        Under our executive bonus plan, executive officers may receive a certain percentage of their base salary in bonus payments, based on a combination of the Committee's subjective evaluation of the individual's performance and advice from the Committee's compensation consultant regarding competitive rates. Further, the Committee seeks to balance the desire for immediate earnings and the longer term goal of enhancing stockholder value. Bonuses are generally paid in the year following the year upon which the bonus is based.

        In February 2001, the Board approved a bonus policy to be administered by the CEO and the Chief Operating Officer. The policy consists of bonus payments to the members of the management team including the executive officers, up to the greater of 20% of the net profit or $1,000,000 to reward individual performances and address retention issues. Furthermore, the policy allows for bonus payments only if InVision was profitable in 2001. In February 2002, the Board approved the payment of a total of $975,600 in bonuses to executive officers for 2001 performance.

COMPENSATION OF CHIEF EXECUTIVE OFFICER

        The Committee uses the same procedures described above for the other executive officers in setting the annual salary, bonus and stock option awards for the CEO. The CEO's salary is determined based on factors such as InVision's achievement of corporate goals and comparisons with technology companies as described above. In awarding stock options, the Committee considers the CEO's performance, the number of unvested options and the total number of options to be granted. The CEO's bonus is dependent upon InVision achieving the performance goals established by the Committee and the Committee's subjective evaluation of the CEO's performance.

        In February 2001, in connection with the Committee's review of Dr. Magistri's compensation, the Committee reviewed certain performance measures of InVision, primarily revenue, backlog and stockholder value. After this review, the Committee increased Dr. Magistri's base salary from $237,900 to $249,800 and granted the CEO options on 61,945 shares of common stock under InVision's 2000 Equity Incentive Plan. At the meeting of the Committee in February 2001, the Board reviewed the CEO's performance against his goals. The Board awarded the CEO a bonus of $30,000 with respect to 2000 performance as a result of meeting his goals. In addition, the Board granted the CEO options on 61,800 shares of common stock under InVision's 2000 Equity Incentive Plan.

From the Members of the Board of Directors

                      Stephen Blum
                      Dr. Douglas P. Boyd
                      Ambassador Morris D. Busby
                      Dr. Giovanni Lanzara
                      Dr. Sergio Magistri
                      David M. Pillor
                      Dr. Bruno Trezza
                      Louis A. Turpen

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

        During fiscal year 2001, Drs. Boyd and Lanzara and Ambassador Busby served as members of the compensation committee of our board of directors. The Compensation Committee did not meet during 2001, and all compensation matters were handled by the Board. No member of the Board or compensation committee serves as an executive officer of any other entity that has one or more of our executive officers serving as a member of the board of directors or compensation committee of the other entity. Only Dr. Magistri and Mr. Pillor are or have been executive officers of InVision.

PERFORMANCE MEASUREMENT COMPARISON(1)

        The following graph shows the total stockholder return of an investment of $100 in cash on December 31, 1996 for (i) InVision's common stock, (ii) the cumulative total return on the Total Return Index for the Nasdaq Stock Market (U.S. Companies) (the "Nasdaq U.S. Index") and (iii) the S&P Technology Sector Index. All values assume reinvestment of dividends and are calculated as of December 31 of each year.

COMPARISON OF 56 MONTH CUMULATIVE TOTAL RETURN
Among InVision Technologies, Inc.
The Nasdaq Stock Market (U.S.) Index
and the S&P Technology Sector Index

(1)
This Section is not "soliciting material," is not deemed "filed" with the SEC and is not to be incorporated by reference in any filing of InVision under the 1933 Act whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

        In 2001 we recorded professional and consulting fees of $284,000, in 2000 we recorded $188,000 and in 1999 we recorded $199,000, as compensation to our directors for services provided as members of the Board of Directors as well as consulting services rendered to us not in connection with their services as directors.

        In connection with Messrs. Blum and Turpen joining our Board of Directors, each of these directors received a grant to purchase 20,000 shares of our common stock, which grants vested over a four-year period. In February 2002, the Board of Directors amended these grants to cause them to vest over a one-year period. If Mr. Blum and/or Mr. Turpen ceases to be a director prior to four years from the original date of grant, we will be required to take a compensation charge equal to the difference between the fair market value of our common stock on the date of the amendment and the exercise price of the option, multiplied by the number of vested shares that would not have vested had the option not been amended.

        In January 2002, David Pillor received a grant to purchase 40,000 shares of our Common Stock at an exercise price equal to $29.79 per share, the fair market value of our Common Stock on the date he received the grant. The option vests over a four-year period. Mr. Pillor was granted these options pursuant to an agreement to alter his compensation in light of the dramatic increase in orders of our EDS products, following the events of September 11, 2001. The Board ratified this grant on February 5, 2002.

        In late September 2001, we entered into an agreement with Donald & Co. for investment advisory services related to a potential acquisition and fundraising activities. We considered other alternatives and chose Donald & Co. to provide these services because time was of the essence and it was able to react quickly to meet our business requirements based on its familiarity with our business. Stephen Blum, president of Donald & Co. is a member of our Board of Directors. The Board approved this agreement with Mr. Blum abstaining. Under this agreement, Donald & Co. received a $50,000 cash retainer and a fully-vested warrant to purchase 100,000 shares of our common stock at a price of $9.95 per share, the closing price of our common stock on the day prior to the date of issuance. The Board considered this fee to be comparable to other alternatives given the circumstances of the engagement. The warrant expires five years from date of issuance. The fair value of the warrant was $650,000, which was estimated on the date of grant using the Black-Scholes option pricing model with the following assumptions: no dividends, risk-free interest rate of 3.94%, volatility of 78%, and a contractual life of five years. As of December 31, 2001, no shares of common stock had been purchased under the warrant. We have allocated one-half of the cash retainer and warrant to on-going investment and financial advisory services, which is recorded in other current assets and is being amortized over the one-year term of the agreement. We recorded amortization expense of $88,000 in 2001. We have allocated the remaining balance of $350,000 to services provided in connection with this offering, which is recorded in other non-current assets and has been netted against the proceeds from our public offering in 2002.

        In August 1996, January 1997 and January 1999, we entered into a consulting agreements with BGI, Inc., a Virginia-based international consulting firm, to assist us with the marketing of our EDS products to the U.S. Government. Under these agreements, we agreed to pay an annual retainer to BGI and a success fee payable 25% in stock or stock options. In November 2000, BGI agreed to convert all of the accrued stock portion of its accumulated success fees and agreed to cancel an option to purchase 6,586 shares of common stock in consideration for an agreement by us to issue 20,468 shares of common stock to BGI. In 2000, we recorded consulting expenses of $108,000 for this common stock. We issued 9,552 shares of this common stock in 2001 and the remaining 10,916 shares of common stock in 2002. In March 1998, Ambassador Busby, a controlling shareholder of BGI, was elected to our Board of Directors. Following Ambassador Busby's election, we continued this arrangement because we felt that BGI continued to provide needed services to us at market comparable rates. We paid consulting fees to BGI of $120,000 in each of 2000 and 1999. This arrangement expired on December 31, 2000.

        We have entered into indemnity agreements with certain of our officers and directors which provide, among other things, that we will indemnify such officer or director, under the circumstances and to the extent provided for therein, for expenses, damages, judgments, fines and settlements he may be required to pay in actions or proceedings which he is or may be made a party by reason of his position as our director, officer or other agent, and otherwise to the full extent permitted under Delaware law and our Bylaws.

OTHER MATTERS

        The Board of Directors knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

By Order of the Board of Directors

Robert L. Jones Secretary

May 13, 2002

Delivery of this Proxy Statement

        The Securities and Exchange Commission has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for annual reports and proxy statements with respect to two or more security holders sharing the same address by delivering a single annual report and proxy statement addressed to those security holders. This process, which is commonly referred to as "householding," potentially means extra convenience for securityholders and cost savings for companies.

        This year, a number of brokers with account holders who are InVision stockholders will be "householding" our proxy materials. A single annual report and proxy statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker or us that they will be "householding" communications to your address, "householding" will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in "householding" and would prefer to receive a separate annual report and proxy statement, please notify your broker and direct your written request to InVision Technologies, Inc., Attention: Jordan Goldstein, 7151 Gateway Boulevard, Newark, California 94560, or contact Jordan Goldstein at (510) 739-2400.

        Stockholders who currently receive multiple copies of the proxy statement at their address and would like to request "householding" of their communications should contact their broker.

        A copy of our Annual Report to the Securities and Exchange Commission on Form 10-K for the fiscal year ended December 31, 2001 is available without charge upon written request to: Corporate Secretary, InVision Technologies, Inc., 7151 Gateway Boulevard, Newark, California 94560

APPENDIX A

INVISION TECHNOLOGIES, INC.
CHARTER OF THE AUDIT COMMITTEE
OF THE BOARD OF DIRECTORS

ORGANIZATION

The Audit Committee of the Board of Directors of InVision Technologies, Inc. (the "Company") shall consist of at least two members of the Board of Directors (the "Board") before June 14, 2001 and at least three members thereafter. The members of the Audit Committee shall meet the independence and experience requirements of The Nasdaq Stock Market.

One member of the Committee shall be appointed as chair. The chair shall be responsible for the leadership of the Committee, including scheduling and presiding over meetings, preparing agendas, and making regular reports to the Board. The chair shall also maintain regular liaison with the Chief Executive Officer, Chief Financial Officer and the lead independent audit partner.

The Committee shall meet at least four times a year, or more frequently as the Committee considers necessary.

STATEMENT OF POLICY

The Audit Committee shall provide assistance to the Board in fulfilling its responsibility to the stockholders, potential stockholders, and investment community relating to corporate accounting and reporting practices of the Company, and the quality and integrity of the financial reports of the Company. In so doing, it is the responsibility of the Audit Committee to maintain free and open means of communication between the directors, the independent auditors and the financial management of the Company. The Audit Committee shall have a clear understanding with management and the independent auditors that the independent auditors are ultimately accountable to the Board and the Audit Committee, as representatives of the Company's shareholders.

RESPONSIBILITIES

In carrying out its responsibilities, the Audit Committee believes its policies and procedures should remain flexible in order to best react to changing conditions and to ensure to the directors and stockholders that the corporate accounting and reporting practices of the Company are in accordance with all requirements and are of the highest quality.

In carrying out these responsibilities, the Audit Committee shall:

•
Review and recommend to the directors the independent auditors to be selected to audit the financial statements of the Company and its divisions and subsidiaries, which firm is ultimately accountable to the Audit Committee and the Board, as representatives of the Company's stockholders.

•
Evaluate, together with the Board, the performance of the independent auditors and, if determined by the Audit Committee, recommend that the Board replace the independent auditors.

•
Meet with the independent auditors and financial management of the Company to review the scope of the proposed audit for the current year and the audit procedures to be utilized, and at the conclusion thereof review such audit, including any comments or recommendations of the independent auditors.

A-1

•
Review with the independent auditors and the Company's financial and accounting personnel the adequacy and effectiveness of the accounting and financial controls of the Company, and elicit any recommendations for the improvement of such internal control procedures or particular areas where new or more detailed controls or procedures are desirable. Particular emphasis should be given to the adequacy of such internal controls to expose any payments, transactions, or procedures that might be deemed illegal or otherwise improper. Further, the Audit Committee periodically should review Company policy statements to determine their adherence to the code of conduct.

•
Evaluate the cooperation received by the independent auditors during their audit examination, including their access to all requested records, data and information, and to elicit the comments of management regarding the responsiveness of the independent auditors to the Company's needs.

•
Review the financial statements contained in the annual report to stockholders with management and the independent auditors to determine that the independent auditors are satisfied with the disclosure and content of the financial statements to be presented to the stockholders. Any changes in accounting principles should be reviewed.

•
Discuss with a representative of management and the independent auditors: (1) the interim financial information contained in the Company's quarterly reports on Form 10-Q prior to their filing, (2) the earnings announcements prior to their release (if practicable), and (3) the results of the review of such information by the independent auditors. These discussions shall take place after legal review of the quarterly reports and earnings announcements. These discussion may be held with the Committee as a whole or with the Committee chair in person or by telephone.

•
Meet with the independent auditors and senior management in separate executive sessions to discuss any matters that the Audit Committee, the independent auditors or senior management believe should be discussed privately with the Audit Committee.

•
Review accounting and financial human resources planning within the Company.

•
Investigate any matter brought to its attention within the scope of its duties, with the power to retain outside counsel and separate accountants for this purpose if, in its judgment, such retention or investigation is appropriate.

•
Review and assess the adequacy of this charter annually and recommend any proposed changes to the Board for approval.

•
Submit the minutes of all meetings of the Audit Committee to, or discuss the matters discussed at each Audit Committee meeting with, the Board.

•
Prepare the report required by the rules of the Securities and Exchange Commission to be included in the Company's annual proxy statement.

•
Perform such other functions and to have such power as it may deem necessary or advisable in the efficient and lawful discharge of the foregoing. The operation of the Audit Committee shall be subject to the By-laws as in effect from time to time and Section 141 of the Delaware General Corporation Law.

        The operation of the Audit Committee shall be subject to the By-laws as in effect from time to time and Section 141 of the Delaware General Corporation Law.

A-2

APPENDIX B

INVISION TECHNOLOGIES, INC.

2002 EMPLOYEE STOCK PURCHASE PLAN

ADOPTED BY THE BOARD OF DIRECTORS FEBRUARY 5, 2002

1.                                      PURPOSE.

(a)           The purpose of the Plan is to provide a means by which Employees of the Company and certain designated Related Corporations may be given an opportunity to purchase shares of the Common Stock of the Company.

(b)           The Company, by means of the Plan, seeks to retain the services of such Employees, to secure and retain the services of new Employees and to provide incentives for such persons to exert maximum efforts for the success of the Company and its Related Corporations.

(c)           The Company intends that the Purchase Rights be considered options issued under an Employee Stock Purchase Plan.

2.                                      DEFINITIONS.

(a)           “Board” means the Board of Directors of the Company.

(b)           “Code” means the Internal Revenue Code of 1986, as amended.

(c)           “Committee” means a committee appointed by the Board in accordance with Section 3(c) of the Plan.

(d)           “Common Stock” means the common stock of the Company.

(e)           “Company” means InVision Technologies, Inc., a Delaware  corporation.

(f)            “Contributions” means the payroll deductions, and other additional payments specifically provided for in the Offering, that a Participant contributes to fund the exercise of a Purchase Right. A Participant may make additional payments into his or her account, if specifically provided for in the Offering, and then only if the Participant has not already had the maximum permitted amount through payroll deductions withheld during the Offering.

(g)           “Corporate Transaction” means the occurrence, in a single transaction or in a series of related transactions, of any one or more of the following events:

(i)            a sale, lease, license or other disposition of all or substantially all of the consolidated assets of the Company;

(ii)           a sale or other disposition of at least ninety percent (90%) of the outstanding securities of the Company;

(iii)         a merger, consolidation or similar transaction following which the Company is not the surviving corporation; or

(iv)          a merger, consolidation or similar transaction following which the Company is the surviving corporation but the shares of Common Stock outstanding immediately preceding the merger, consolidation or similar transaction are converted or exchanged by virtue of the merger, consolidation or similar transaction into other property, whether in the form of securities, cash or otherwise.

(h)           “Director” means a member of the Board.

(i)            “Eligible Employee” means an Employee who meets the requirements set forth in the Offering for eligibility to participate in the Offering, provided that such Employee also meets the requirements for eligibility to participate set forth in the Plan.

(j)            “Employee” means any person, including Officers and Directors, who is employed for purposes of Section 423(b)(4) of the Code by the Company or a Related Corporation.  Neither service as a Director nor payment of a director’s fee shall be sufficient to make an individual an Employee of the Company or a Related Corporation.

(k)           “Employee Stock Purchase Plan” means a plan that grants Purchase Rights intended to be options issued under an “employee stock purchase plan,” as that term is defined in Section 423(b) of the Code.

(l)            “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(m)          “Fair Market Value” means the value of a security, as determined in good faith by the Board.  If the security is listed on any established stock exchange or traded on the Nasdaq National Market or the Nasdaq SmallCap Market, the Fair Market Value of the security, unless otherwise determined by the Board, shall be the closing sales price (rounded up where necessary to the nearest whole cent) for such security (or the closing bid, if no sales were reported) as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in the relevant security of the Company) on the last Trading Day (and reported in The Wall Street Journal, or such other source as the Board deems reliable, as the value for such Trading Day) prior to the relevant determination date.

(n)           “Offering” means the grant of Purchase Rights to purchase shares of Common Stock under the Plan to Eligible Employees.

(o)           “Offering Date” means a date selected by the Board for an Offering to commence.

(p)           “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

(q)           “Participant” means an Eligible Employee who holds an outstanding Purchase Right granted pursuant to the Plan.

(r)           “Plan” means this InVision Technologies, Inc. 2002 Employee Stock Purchase Plan.

(s)           “Purchase Date” means one or more dates during an Offering established by the Board on which Purchase Rights shall be exercised and as of which purchases of shares of Common Stock shall be carried out in accordance with such Offering.

(t)            “Purchase Period” means a period of time specified within an Offering beginning on the Offering Date or on the next day following a Purchase Date within an Offering and ending on a Purchase Date.  An Offering may consist of one or more Purchase Periods.

(u)           “Purchase Right” means an option to purchase shares of Common Stock granted pursuant to the Plan.

(v)            “Related Corporation” means any parent corporation or subsidiary corporation, whether now or hereafter existing, as those terms are defined in Sections 424(e) and (f), respectively, of the Code.

(w)           “Securities Act” means the Securities Act of 1933, as amended.

(x)           “Trading Day” means any day the exchange(s) or market(s) on which shares of Common Stock are listed, whether it be any established stock exchange, the Nasdaq National Market, the Nasdaq SmallCap Market or otherwise, is open for trading.

3.                                      ADMINISTRATION.

(a)           The Board shall administer the Plan unless and until the Board delegates administration to a Committee, as provided in Section 3(c).  Whether or not the Board has delegated administration, the Board shall have the final power to determine all questions of policy and expediency that may arise in the administration of the Plan.

(b)           The Board (or the Committee) shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

(i)            To determine when and how Purchase Rights to purchase shares of Common Stock shall be granted and the provisions of each Offering of such Purchase Rights (which need not be identical).

(ii)           To designate from time to time which Related Corporations of the Company shall be eligible to participate in the Plan.

(iii)         To construe and interpret the Plan and Purchase Rights, and to establish, amend and revoke rules and regulations for the administration of the Plan.  The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.

(iv)          To amend the Plan as provided in Section 15.

(v)            Generally, to exercise such powers and to perform such acts as it deems necessary or expedient to promote the best interests of the Company and its Related Corporations and to carry out the intent that the Plan be treated as an Employee Stock Purchase Plan.

(c)           The Board may delegate administration of the Plan to a Committee of the Board composed of one (1) or more members of the Board.  If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board, subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board.  The Board may abolish the Committee at any time and revest in the Board the administration of the Plan.  If administration is delegated to a Committee, references to the Board in this Plan and in the Offering document shall thereafter be deemed to be to the Board or the Committee, as the case may be.

4.                                      SHARES OF COMMON STOCK SUBJECT TO THE PLAN.

(a)           Subject to the provisions of Section 14 relating to adjustments upon changes in securities, the shares of Common Stock that may be sold pursuant to Purchase Rights shall not exceed in the aggregate two hundred fifty thousand (250,000) shares of Common Stock.  If any Purchase Right granted under the Plan shall for any reason terminate without having been exercised, the shares of Common Stock knot purchased under such Purchase Right shall again become available for issuance under the Plan.

5.                                      GRANT OF PURCHASE RIGHTS; OFFERING.

(a)           The Board may from time to time grant or provide for the grant of Purchase Rights to purchase shares of Common Stock under the Plan to Eligible Employees in an Offering (consisting of one or more Purchase Periods) on an Offering Date or Offering Dates selected by the Board.  Each Offering shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate, which shall comply with the requirement of Section 423(b)(5) of the Code that all Employees granted Purchase Rights to purchase shares of Common Stock under the Plan shall have the same rights and privileges.  The terms and conditions of an Offering shall be incorporated by reference into the Plan and treated as part of the Plan.  The provisions of separate Offerings need not be identical, but each Offering shall include (through incorporation of the provisions of this Plan by reference in the document comprising the Offering or otherwise) the period during which the Offering shall be effective, which period shall not exceed twenty-seven (27) months beginning with the Offering Date, and the substance of the provisions contained in Sections 6 through 9, inclusive.

(b)           If a Participant has more than one Purchase Right outstanding under the Plan, unless he or she otherwise indicates in agreements or notices delivered hereunder:  (i) each agreement or notice delivered by that Participant shall be deemed to apply to all of his or her Purchase Rights under the Plan, and (ii) a Purchase Right with a lower exercise price (or an earlier-granted Purchase Right, if different Purchase Rights have identical exercise prices) shall be exercised to the fullest possible extent before a Purchase Right with a higher exercise price (or a later-granted Purchase Right, if different Purchase Rights have identical exercise prices) shall be exercised.

6.                                      ELIGIBILITY.

(a)           Purchase Rights may be granted only to Employees of the Company or, as the Board may designate as provided in Section 3(b), to Employees of a Related Corporation.  Except as provided in Section 6(b), an Employee shall not be eligible to be granted Purchase Rights under the Plan unless, on the Offering Date, such Employee has been in the employ of the Company or the Related Corporation, as the case may be, for such continuous period preceding such Offering Date as the Board may require, but in no event shall the required period of continuous employment be greater than two (2) years.  In addition, the Board may provide that no Employee shall be eligible to be granted Purchase Rights under the Plan unless, on the Offering Date, such Employee’s customary employment with the Company or the Related Corporation is more than twenty (20) hours per week and more than five (5) months per calendar year.

(b)           The Board may provide that each person who, during the course of an Offering, first becomes an Eligible Employee shall, on a date or dates specified in the Offering which coincides with the day on which such person becomes an Eligible Employee or which occurs thereafter, receive a Purchase Right under that Offering, which Purchase Right shall thereafter be deemed to be a part of that Offering.  Such Purchase Right shall have the same characteristics as any Purchase Rights originally granted under that Offering, as described herein, except that:

(i)            the date on which such Purchase Right is granted shall be the “Offering Date” of such Purchase Right for all purposes, including determination of the exercise price of such Purchase Right;

(ii)           the period of the Offering with respect to such Purchase Right shall begin on its Offering Date and end coincident with the end of such Offering; and

(iii)         the Board may provide that if such person first becomes an Eligible Employee within a specified period of time before the end of the Offering, he or she shall not receive any Purchase Right under that Offering.

(c)           No Employee shall be eligible for the grant of any Purchase Rights under the Plan if, immediately after any such Purchase Rights are granted, such Employee owns stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or of any Related Corporation.  For purposes of this Section 6(c), the rules of Section 424(d) of the Code shall apply in determining the stock ownership of any Employee, and stock which such Employee may purchase under all outstanding Purchase Rights and options shall be treated as stock owned by such Employee.

(d)           As specified by Section 423(b)(8) of the Code, an Eligible Employee may be granted Purchase Rights under the Plan only if such Purchase Rights, together with any other rights granted under all Employee Stock Purchase Plans of the Company and any Related Corporations, do not permit such Eligible Employee’s rights to purchase stock of the Company or any Related Corporation to accrue at a rate which exceeds twenty five thousand dollars ($25,000) of Fair Market Value of such stock (determined at the time such rights are granted, and which, with respect to the Plan, shall be determined as of their respective Offering Dates) for each calendar year in which such rights are outstanding at any time.

(e)           Officers of the Company and any designated Related Corporation, if they are otherwise Eligible Employees, shall be eligible to participate in Offerings under the Plan.  Notwithstanding the foregoing, the Board may provide in an Offering that Employees who are highly compensated Employees within the meaning of Section 423(b)(4)(D) of the Code shall not be eligible to participate.

7.                                      PURCHASE RIGHTS; PURCHASE PRICE.

(a)           On each Offering Date, each Eligible Employee, pursuant to an Offering made under the Plan, shall be granted a Purchase Right to purchase up to that number of shares of Common Stock purchasable either with a percentage or with a maximum dollar amount, as designated by the Board, but in either case not exceeding fifteen percent (15%), of such Employee’s Earnings (as defined by the Board in each Offering) during the period that begins on the Offering Date (or such later date as the Board determines for a particular Offering) and ends on the date stated in the Offering, which date shall be no later than the end of the Offering.

(b)           The Board shall establish one (1) or more Purchase Dates during an Offering as of which Purchase Rights and pursuant to that Offering shall be exercised and purchases of shares of Common Stock shall be carried out in accordance with such Offering.

(c)           In connection with each Offering made under the Plan, the Board may specify a maximum number of shares of Common Stock that may be purchased by any Participant on any Purchase Date during such Offering.  In connection with each Offering made under the Plan, the Board may specify a maximum aggregate number of shares of Common Stock that may be purchased by all Participants pursuant to such Offering.  In addition, in connection with each Offering that contains more than one Purchase Date, the Board may specify a maximum aggregate number of shares of Common Stock that may be purchased by all Participants on any given Purchase Date under the Offering.  If the aggregate purchase of shares of Common Stock issuable upon exercise of Purchase Rights granted under the Offering would exceed any such maximum aggregate number, then, in the absence of any Board action otherwise, a pro rata allocation of the shares of Common Stock available shall be made in as nearly a uniform manner as shall be practicable and equitable.

(d)           The purchase price of shares of Common Stock acquired pursuant to Purchase Rights shall be not less than the lesser of:

(i)            an amount equal to eighty-five percent (85%) of the Fair Market Value of the shares of Common Stock on the Offering Date; or

(ii)           an amount equal to eighty-five percent (85%) of the Fair Market Value of the shares of Common Stock on the applicable Purchase Date.

8.                                      PARTICIPATION; WITHDRAWAL; TERMINATION.

(a)           A Participant may elect to authorize payroll deductions pursuant to an Offering under the Plan by completing and delivering to the Company, within the time specified in the Offering, an enrollment form (in such form as the Company may provide).  Each such enrollment form shall authorize an amount of Contributions expressed as a percentage of the submitting Participant’s Earnings (as defined in each Offering) during the Offering (not to exceed the maximum percentage specified by the Board). Each Participant’s Contributions shall be credited to a bookkeeping account for such Participant under the Plan and shall be deposited with the general funds of the Company except where applicable law requires that Contributions be deposited with a third party. To the extent provided in the Offering, a Participant may begin such Contributions after the beginning of the Offering.  To the extent provided in the Offering, a Participant may thereafter reduce (including to zero) or increase his or her Contributions.

(b)           During an Offering, a Participant may cease making Contributions and withdraw from the Offering by delivering to the Company a notice of withdrawal in such form as the Company may provide.  Such withdrawal may be elected at any time prior to the end of the Offering, except as provided otherwise in the Offering.  Upon such withdrawal from the Offering by a Participant, the Company shall distribute to such Participant all of his or her accumulated Contributions (reduced to the extent, if any, such deductions have been used to acquire shares of Common Stock for the Participant) under the Offering, and such Participant’s Purchase Right in that Offering shall thereupon terminate.  A Participant’s withdrawal from an Offering shall have no effect upon such Participant’s eligibility to participate in any other Offerings under the Plan, but such Participant shall be required to deliver a new enrollment form in order to participate in subsequent Offerings.

(c)           Purchase Rights granted pursuant to any Offering under the Plan shall terminate immediately upon a Participant ceasing to be an Employee for any reason or for no reason (subject to any post-employment participation period required by law) or other lack of eligibility. The Company shall distribute to such terminated or otherwise ineligible Employee all of his or her accumulated Contributions (reduced to the extent, if any, such deductions have been used to acquire shares of Common Stock for the terminated or otherwise ineligible Employee) under the Offering.

(d)           Purchase Rights shall not be transferable by a Participant otherwise than by will or the laws of descent and distribution, or by a beneficiary designation as provided in Section 13 and, during a Participant’s lifetime, shall be exercisable only by such Participant.

(e)           Unless otherwise specified in an Offering, the Company shall have no obligation to pay interest on Contributions.

9.                                      EXERCISE.

(a)           On each Purchase Date during an Offering, each Participant’s accumulated Contributions shall be applied to the purchase of shares of Common Stock, at the purchase price specified in the Offering, up to the maximum number of shares of Common Stock for which it is exercisable pursuant to the terms of the Plan and the applicable Offering and based on the amount of Contributions then available.  No fractional shares shall be issued upon the exercise of Purchase Rights unless specifically provided for in the Offering. A right to purchase stock under the Plan does not become exercisable until it is actually exercised, and becomes exercisable at that time only to the extent that it is actually exercised.

(b)           If any amount of accumulated Contributions remains in a Participant’s account after the purchase of shares of Common Stock and such remaining amount is less than the amount required to purchase one share of Common Stock on the final Purchase Date of an Offering, then such remaining amount shall be held in such Participant’s account for the purchase of shares of Common Stock under the next Offering under the Plan, unless such Participant withdraws from such next Offering, as provided in Section 8(b), or is not eligible to participate in such Offering, as provided in Section 6, in which case such amount shall be distributed to such Participant after said final Purchase Date.  If the amount of Contributions remaining in a Participant’s account after the purchase of shares of Common Stock is at least equal to the amount required to purchase one (1) whole share of Common Stock on the final Purchase Date of the Offering, then such remaining amount shall be distributed in full to such Participant at the end of the Offering.

(c)           No Purchase Rights may be exercised to any extent unless the shares of Common Stock to be issued upon such exercise under the Plan are covered by an effective registration statement pursuant to the Securities Act and the Plan is in material compliance with all applicable federal, state, foreign and other securities and other laws applicable to the Plan.  If on a Purchase Date during any Offering hereunder the shares of Common Stock are not so registered or the Plan is not in such compliance, no Purchase Rights or any Offering shall be exercised on such Purchase Date, and the Purchase Date shall be delayed until the shares of Common Stock are subject to such an effective registration statement and the Plan is in such compliance, except that the Purchase Date shall not be delayed more than twelve (12) months and the Purchase Date shall in no event be more than twenty-seven (27) months from the Offering Date.  If, on the Purchase Date under any Offering hereunder, as delayed to the maximum extent permissible, the shares of Common Stock are not registered and the Plan is not in such compliance, no Purchase Rights or any Offering shall be exercised and all Contributions accumulated during the Offering (reduced to the extent, if any, such deductions have been used to acquire shares of Common Stock) shall be distributed to the Participants.

10.                               COVENANTS OF THE COMPANY.

(a)           During the terms of the Purchase Rights, the Company shall ensure that the shares of Common Stock required to satisfy the exercise of such Purchase Rights are available.

(b)           The Company shall seek to obtain from each federal, state, foreign or other regulatory commission or agency having jurisdiction over the Plan such authority as may be required to issue and sell shares of Common Stock upon exercise of the Purchase Rights.  If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority that counsel for the Company deems necessary for the lawful issuance and sale of shares of Common Stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell shares of Common Stock upon exercise of such Purchase Rights unless and until such authority is obtained.

11.                               USE OF PROCEEDS FROM SHARES OF COMMON STOCK.

                Proceeds from the sale of shares of Common Stock pursuant to Purchase Rights shall constitute general funds of the Company.

12.                               RIGHTS AS A STOCKHOLDER.

                A Participant shall not be deemed to be the holder of, or to have any of the rights of a holder with respect to, shares of Common Stock subject to Purchase Rights unless and until the Participant’s shares of Common Stock acquired upon exercise of Purchase Rights are recorded in the books of the Company (or its transfer agent).

13.                               DESIGNATION OF BENEFICIARY.

(a)           A Participant may file a written designation of a beneficiary who is to receive any shares of Common Stock and/or cash, if any, from the Participant’s account under the Plan in the event of such Participant’s death subsequent to the end of an Offering but prior to delivery to the Participant of such shares of Common Stock or cash.  In addition, a Participant may file a written designation of a beneficiary who is to receive any cash from the Participant’s account under the Plan in the event of such Participant’s death during an Offering.

(b)           The Participant may change such designation of beneficiary at any time by written notice.  In the event of the death of a Participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such Participant’s death, the Company shall deliver such shares of Common Stock and/or cash to the executor or administrator of the estate of the Participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its sole discretion, may deliver such shares of Common Stock and/or cash to the spouse or to any one or more dependents or relatives of the Participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

14.                               ADJUSTMENTS UPON CHANGES IN SECURITIES; CORPORATE TRANSACTIONS.

(a)           If any change is made in the shares of Common Stock, subject to the Plan, or subject to any Purchase Right, without the receipt of consideration by the Company (through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other transaction not involving the receipt of consideration by the Company), the Plan shall be appropriately adjusted in the type(s), class(es) and maximum number of shares of Common Stock subject to the Plan pursuant to Section 4(a), and the outstanding Purchase Rights shall be appropriately adjusted in the type(s), class(es), number of shares and purchase limits of such outstanding Purchase Rights.  The Board shall make such adjustments, and its determination shall be final, binding and conclusive.  (The conversion of any convertible securities of the Company shall not be treated as a “transaction not involving the receipt of consideration by the Company.”)

(b)           In the event of a Corporate Transaction, then: (i) any surviving or acquiring corporation may continue or assume Purchase Rights outstanding under the Plan or may substitute similar rights (including a right to acquire the same consideration paid to stockholders in the Corporate Transaction) for those outstanding under the Plan, or (ii) if any surviving or acquiring corporation does not assume such Purchase Rights or does not substitute similar rights for Purchase Rights outstanding under the Plan, then, the Participants’ accumulated Contributions shall be used to purchase shares of Common Stock immediately prior to the Corporate Transaction under the ongoing Offering, and the Participants’ Purchase Rights under the ongoing Offering shall terminate immediately after such purchase.

15.                               AMENDMENT OF THE PLAN.

(a)           The Board at any time, and from time to time, may amend the Plan.  However, except as provided in Section 14 relating to adjustments upon changes in securities and except as to amendments solely to benefit the administration of the Plan, to take account of a change in legislation or to obtain or maintain favorable tax, exchange control or regulatory treatment for Participants or the Company or any Related Corporation, no amendment shall be effective unless approved by the stockholders of the Company to the extent stockholder approval is necessary for the Plan to satisfy the requirements of Section 423 of the Code or other applicable laws or regulations.

(b)           It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide Employees with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to Employee Stock Purchase Plans and/or to bring the Plan and/or Purchase Rights into compliance therewith.

(c)           The rights and obligations under any Purchase Rights granted before amendment of the Plan shall not be impaired by any amendment of the Plan except:  (i) with the consent of the person to whom such Purchase Rights were granted, or (ii) as necessary to comply with any laws or governmental regulations (including, without limitation, the provisions of the Code and the regulations promulgated thereunder relating to Employee Stock Purchase Plans).

16.                               TERMINATION OR SUSPENSION OF THE PLAN.

(a)           The Board in its discretion may suspend or terminate the Plan at any time.  Unless sooner terminated, the Plan shall terminate at the time that all of the shares of Common Stock reserved for issuance under the Plan, as increased and/or adjusted from time to time, have been issued under the terms of the Plan.  No Purchase Rights may be granted under the Plan while the Plan is suspended or after it is terminated.

(b)           Any benefits, privileges, entitlements and obligations under any Purchase Rights while the Plan is in effect shall not be impaired by suspension or termination of the Plan except (i) as expressly provided in the Plan or with the consent of the person to whom such Purchase Rights were granted, (ii) as necessary to comply with any laws,  regulations, or listing requirements, or (iii) as necessary to ensure that the Plan and/or Purchase Rights comply with the requirements of Section 423 of the Code.

17.                               EFFECTIVE DATE OF PLAN.

                The Plan shall become effective as determined by the Board, but no Purchase Rights shall be exercised unless and until the Plan has been approved by the stockholders of the Company within twelve (12) months before or after the date the Plan is adopted by the Board.

18.                               MISCELLANEOUS PROVISIONS.

(a)           The Plan and Offering do not constitute an employment contract.  Nothing in the Plan or in the Offering shall in any way alter the at will nature of a Participant’s employment or  be deemed to create in any way whatsoever any obligation on the part of any Participant to continue in the employ of the Company or a Related Corporation, or on the part of the Company or a Related Corporation to continue the employment of a Participant.

(b)           The provisions of the Plan shall be governed by the laws of the State of California without resort to that state’s conflicts of laws rules.

APPENDIX C

INVISION TECHNOLOGIES, INC.

2000 EQUITY INCENTIVE PLAN

Adopted April 24, 2000

Approved By Stockholders May 31, 2000

(1)                                 PURPOSES.

(a)   Eligible Stock Award Recipients.  The persons eligible to receive Stock Awards are the Employees, Directors and Consultants of the Company and its Affiliates.

(b)   Available Stock Awards.  The purpose of the Plan is to provide a means by which eligible recipients of Stock Awards may be given an opportunity to benefit from increases in value of the Common Stock through the granting of the following Stock Awards:  (i) Incentive Stock Options, (ii) Nonstatutory Stock Options, (iii) stock bonuses and (iv) rights to acquire restricted stock.

(c)   General Purpose.  The Company, by means of the Plan, seeks to retain the services of the group of persons eligible to receive Stock Awards, to secure and retain the services of new members of this group and to provide incentives for such persons to exert maximum efforts for the success of the Company and its Affiliates.

(2)                                 DEFINITIONS.

(a)   “Affiliate” means any parent corporation or subsidiary corporation of the Company, whether now or hereafter existing, as those terms are defined in Sections 424(e) and (f), respectively, of the Code.

(b)   “Board” means the Board of Directors of the Company.

(c)   “Code” means the Internal Revenue Code of 1986, as amended.

(d)   “Committee” means a committee of one or more members of the Board appointed by the Board in accordance with subsection 3(c).

(e)   “Common Stock” means the common stock of the Company.

(f)    “Company” means InVision Technologies, Inc., a Delaware corporation.

(g)   “Consultant” means any person, including an advisor, (i) engaged by the Company or an Affiliate to render consulting or advisory services and who is compensated for such services or (ii) who is a member of the Board of Directors of an Affiliate.  However, the term “Consultant” shall not include either Directors who are not compensated by the Company for their services as Directors or Directors who are merely paid a director’s fee by the Company for their services as Directors.

(h)   “Continuous Service” means that the Participant’s service with the Company or an Affiliate, whether as an Employee, Director or Consultant, is not interrupted or terminated.  The Participant’s Continuous Service shall not be deemed to have terminated merely because of a change in the capacity in which the Participant renders service to the Company or an Affiliate as an Employee, Consultant or Director or a change in the entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant’s Continuous Service.  For example, a change in status from an Employee of the Company to a Consultant of an Affiliate or a Director will not constitute an interruption of Continuous Service.  The Board or the chief executive officer of the Company, in that party’s sole discretion, may determine whether Continuous Service shall be considered interrupted in the case of any leave of absence approved by that party, including sick leave, military leave or any other personal leave.

(i)    “Covered Employee” means the chief executive officer and the four (4) other highest compensated officers of the Company for whom total compensation is required to be reported to stockholders under the Exchange Act, as determined for purposes of Section 162(m) of the Code.

(j)    “Director” means a member of the Board of Directors of the Company.

(k)   “Disability” means the permanent and total disability of a person within the meaning of Section 22(e)(3) of the Code.

(l)    “Employee” means any person employed by the Company or an Affiliate.  Mere service as a Director or payment of a director’s fee by the Company or an Affiliate shall not be sufficient to constitute “employment” by the Company or an Affiliate.

(m)  “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(n)   “Fair Market Value” means, as of any date, the value of the Common Stock determined as follows:

(i)            If the Common Stock is listed on any established stock exchange or traded on the Nasdaq National Market or the Nasdaq SmallCap Market, the Fair Market Value of a share of Common Stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in the Common Stock) on the last market trading day prior to the day of determination, as reported in The Wall Street Journal or such other source as the Board deems reliable.

(ii)           In the absence of such markets for the Common Stock, the Fair Market Value shall be determined in good faith by the Board.

(iii)         If required at the time by applicable California law, the value of the Common Stock shall be determined in a manner consistent with Section 260.140.50 of Title 10 of the California Code of Regulations.

(o)   “Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

(p)   “Non-Employee Director” means a Director who either (i) is not a current Employee or Officer of the Company or its parent or a subsidiary, does not receive compensation (directly or indirectly) from the Company or its parent or a subsidiary for services rendered as a consultant or in any capacity other than as a Director (except for an amount as to which disclosure would not be required under Item 404(a) of Regulation S-K promulgated pursuant to the Securities Act (“Regulation S-K”)), does not possess an interest in any other transaction as to which disclosure would be required under Item 404(a) of Regulation S-K and is not engaged in a business relationship as to which disclosure would be required under Item 404(b) of Regulation S-K; or (ii) is otherwise considered a “non-employee director” for purposes of Rule 16b-3.

(q)   “Nonstatutory Stock Option” means an Option not intended to qualify as an Incentive Stock Option.

(r)   “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

(s)   “Option” means an Incentive Stock Option or a Nonstatutory Stock Option granted pursuant to the Plan.

(t)    “Option Agreement” means a written agreement between the Company and an Optionholder evidencing the terms and conditions of an individual Option grant.  Each Option Agreement shall be subject to the terms and conditions of the Plan.

(u)   “Optionholder” means a person to whom an Option is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Option.

(v)    “Outside Director” means a Director who either (i) is not a current employee of the Company or an “affiliated corporation” (within the meaning of Treasury Regulations promulgated under Section 162(m) of the Code), is not a former employee of the Company or an “affiliated corporation” receiving compensation for prior services (other than benefits under a tax qualified pension plan), was not an officer of the Company or an “affiliated corporation” at any time and is not currently receiving direct or indirect remuneration from the Company or an “affiliated corporation” for services in any capacity other than as a Director or (ii) is otherwise considered an “outside director” for purposes of Section 162(m) of the Code.

(w)   “Participant” means a person to whom a Stock Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Stock Award.

(x)   “Plan” means this  2000 Equity Incentive Plan.

(y)   “Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.

(z)   “Securities Act” means the Securities Act of 1933, as amended.

(aa) “Stock Award” means any right granted under the Plan, including an Option, a stock bonus and a right to acquire restricted stock.

(bb) “Stock Award Agreement” means a written agreement between the Company and a holder of a Stock Award evidencing the terms and conditions of an individual Stock Award grant.  Each Stock Award Agreement shall be subject to the terms and conditions of the Plan.

(cc) “Ten Percent Stockholder” means a person who owns (or is deemed to own pursuant to Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any of its Affiliates.

(3)                                 ADMINISTRATION.

(a)   Administration by Board.  The Board shall administer the Plan unless and until the Board delegates administration to a Committee, as provided in subsection 3(c).  Any interpretation of the Plan by the Board and any decision by the Board under the Plan shall be final and binding on all persons.

(b)   Powers of Board.  The Board shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

(i)            To determine from time to time which of the persons eligible under the Plan shall be granted Stock Awards; when and how each Stock Award shall be granted; what type or combination of types of Stock Award shall be granted; the provisions of each Stock Award granted (which need not be identical), including the time or times when a person shall be permitted to receive Common Stock pursuant to a Stock Award; and the number of shares of Common Stock with respect to which a Stock Award shall be granted to each such person.

(ii)           To construe and interpret the Plan and Stock Awards granted under it, and to establish, amend and revoke rules and regulations for its administration.  The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any Stock Award Agreement, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.

(iii)         To amend the Plan or a Stock Award as provided in Section 12.

(iv)          Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company which are not in conflict with the provisions of the Plan.

(c)   Delegation to Committee.

(i)            General.  The Board may delegate administration of the Plan to a Committee or Committees of one (1) or more members of the Board, and the term “Committee” shall apply to any person or persons to whom such authority has been delegated.  If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board, including the power to delegate to a subcommittee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board shall thereafter be to the Committee or subcommittee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board.  The Board may abolish the Committee at any time and revest in the Board the administration of the Plan.

(ii)           Committee Composition vis a vis Section 162(m) of the Code and Rule 16b-3.  At such time as the Common Stock is publicly traded, in the discretion of the Board, a Committee may consist solely of two or more Outside Directors, in accordance with Section 162(m) of the Code, and/or solely of two or more Non-Employee Directors, in accordance with Rule 16b-3.  Within the scope of such authority, the Board or the Committee may (1) delegate to a committee of one or more members of the Board who are not Outside Directors the authority to grant Stock Awards to eligible persons who are either (a) not then Covered Employees and are not expected to be Covered Employees at the time of recognition of income resulting from such Stock Award or (b) not persons with respect to whom the Company wishes to comply with Section 162(m) of the Code and/or) (2) delegate to a committee of one or more members of the Board who are not Non-Employee Directors the authority to grant Stock Awards to eligible persons who are not then subject to Section 16 of the Exchange Act.

(4)                                 SHARES SUBJECT TO THE PLAN.

(a)   Share Reserve.  Subject to the provisions of Section 11 relating to adjustments upon changes in Common Stock, two million three hundred forty-four thousand five hundred one (2,344,501) shares of Common Stock are reserved for issuance pursuant to Stock Awards.* Additionally, at the end of each calendar year of the Company there shall automatically be added on that date, an additional number of shares of Common Stock for issuance pursuant to Stock Awards.  Such additional number of shares of Common Stock shall be equal to the lesser of five percent (5%) of the number of shares of Common Stock issued and outstanding on that date, and the number obtained by subtracting the number of shares of Common Stock then reserved under the Plan, but not subject to outstanding Stock Awards, from eight percent (8%) of the number of shares of Common Stock issued and outstanding on that date.

(b)   Limit on Common Stock Issuable by Exercise of “Incentive Stock Options.”  To the extent required by Section 422 of the Code as then in effect, or any successor provision, during the term of the Plan, no more than an aggregate of five million (5,000,000) shares of Common Stock may be issued pursuant to Stock Awards intended to qualify as “incentive stock options” thereunder.

(c)   Reversion of Shares to the Share Reserve.  If any Stock Award shall for any reason expire or otherwise terminate, in whole or in part, without having been exercised in full, the shares of Common Stock not acquired under such Stock Award shall revert to and again become available for issuance under the Plan.

(d)   Source of Shares.  The shares of Common Stock subject to the Plan may be unissued shares or reacquired shares, bought on the market or otherwise.

(5)                                 ELIGIBILITY.

(a)   Eligibility for Specific Stock Awards.  Incentive Stock Options may be granted only to Employees, but only if such Stock Awards are granted within the period of time permitted under Section 422(b)(2) of the Code, as then in effect, or any successor provision.  Stock Awards other than Incentive Stock Options may be granted to Employees, Directors and Consultants.

(b)   Ten Percent Stockholders.

(i)            A Ten Percent Stockholder shall not be granted an Incentive Stock Option unless the exercise price of such Option is at least one hundred ten percent (110%) of the Fair Market Value of the Common Stock at the date of grant and the Option is not exercisable after the expiration of five (5) years from the date of grant.

(ii)           If required by California law a Ten Percent Stockholder shall not be granted a Nonstatutory Stock Option unless the exercise price of such Option is at least (i) one hundred ten percent (110%) of the Fair Market Value of the Common Stock at the date of grant or (ii) such lower percentage of the Fair Market Value of the Common Stock at the date of grant as is permitted by Section 260.140.41 of Title 10 of the California Code of Regulations at the time of the grant of the Option.

(iii)         If required by California law a Ten Percent Stockholder shall not be granted a restricted stock award unless the purchase price of the restricted stock is at least (i) one hundred percent (100%) of the Fair Market Value of the Common Stock at the date of grant or (ii) such lower percentage of the Fair Market Value of the Common Stock at the date of grant as is permitted by Section 260.140.42 of Title 10 of the California Code of Regulations at the time of the grant of such restricted stock award.

(c)   Section 162(m) Limitation.  Subject to the provisions of Section 11 relating to adjustments upon changes in the shares of Common Stock, no Employee shall be eligible to be granted Options covering more than two hundred thousand (200,000) shares of Common Stock during any calendar year.

(d)   Consultants.  A Consultant shall not be eligible for the grant of a Stock Award if, at the time of grant, a Form S-8 Registration Statement under the Securities Act (“Form S-8”) is not available to register either the offer or the sale of the Company’s securities to such Consultant because of the nature of the services that the Consultant is providing to the Company, or because the Consultant is not a natural person, or as otherwise provided by the rules governing the use of Form S-8, unless the Company determines both (i) that such grant (A) shall be registered in another manner under the Securities Act (e.g., on a Form S-3 Registration Statement) or (B) does not require registration under the Securities Act in order to comply with the requirements of the Securities Act, if applicable, and (ii) that such grant complies with the securities laws of all other relevant jurisdictions.

*                  Consists of 500,000 shares initially reserved for issuance. On December 31, 2000, 567,537 shares were automatically added to the Plan. On December 31, 2001, 676,964 shares were automatically added to the Plan.  In May 2002, the Board approved an increase of an additional 600,000 shares, to the Plan.

(6)                                 OPTION PROVISIONS.

Each Option shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate.  All Options shall be separately designated Incentive Stock Options or Nonstatutory Stock Options at the time of grant, and, if certificates are issued, a separate certificate or certificates will be issued for shares of Common Stock purchased on exercise of each type of Option.  The provisions of separate Options need not be identical, but each Option shall include (through incorporation of provisions hereof by reference in the Option or otherwise) the substance of each of the following provisions:

(a)   Term.  Subject to the provisions of subsection 5(b) regarding Ten Percent Stockholders, no Incentive Stock Option shall be exercisable after the expiration of ten (10) years from the date it was granted.

(b)   Exercise Price of an Incentive Stock Option.  Subject to the provisions of subsection 5(b) regarding Ten Percent Stockholders, the exercise price of each Incentive Stock Option shall be not less than one hundred percent (100%) of the Fair Market Value of the Common Stock subject to the Option on the date the Option is granted.  Notwithstanding the foregoing, an Incentive Stock Option may be granted with an exercise price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 424(a) of the Code.

(c)   Exercise Price of a Nonstatutory Stock Option.  Subject to the provisions of subsection 5(b) regarding Ten Percent Stockholders, the exercise price of each Nonstatutory Stock Option shall be determined by the Board.

(d)   Consideration.  The purchase price of Common Stock acquired pursuant to an Option shall be paid, to the extent permitted by applicable statutes and regulations, either (i) in cash at the time the Option is exercised or (ii) at the discretion of the Board at the time of the grant of the Option (or subsequently in the case of a Nonstatutory Stock Option) (1) by delivery to the Company of other Common Stock, (2) according to a deferred payment or other similar arrangement with the Optionholder or (3) in any other form of legal consideration that may be acceptable to the Board; provided, however, that at any time that the Company is incorporated in Delaware, payment of the Common Stock’s “par value,” as defined in the Delaware General Corporation Law, shall not be made by deferred payment.

In the case of any deferred payment arrangement, interest shall be compounded at least annually and shall be charged at the minimum rate of interest necessary to avoid the treatment as interest, under any applicable provisions of the Code, of any amounts other than amounts stated to be interest under the deferred payment arrangement.

(e)   Transferability of an Incentive Stock Option.  An Incentive Stock Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionholder only by the Optionholder.  Notwithstanding the foregoing, the Optionholder may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionholder, shall thereafter be entitled to exercise the Option.

(f)    Transferability of a Nonstatutory Stock Option. A Nonstatutory Stock Option granted shall not be transferable except to the extent provided in the Option Agreement.  If the Option Agreement for a Nonstatutory Stock Option does not provide for transferability, then such Nonstatutory Stock Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionholder only by the Optionholder.  Notwithstanding the foregoing, the Optionholder may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionholder, shall thereafter be entitled to exercise the Option.

(g)   Vesting Generally.  The total number of shares of Common Stock subject to an Option may, but need not, vest and therefore become exercisable in periodic installments that may, but need not, be equal.  The Option may be subject to such other terms and conditions on the time or times when it may be exercised (which may be based on performance or other criteria) as the Board may deem appropriate.  The vesting provisions of individual Options may vary.  The provisions of this subsection 6(g) are subject to any Option provisions governing the minimum number of shares of Common Stock as to which an Option may be exercised.

(h)   Minimum Vesting.  Notwithstanding the foregoing subsection 6(g), to the extent the Plan must comply with the following restrictions on vesting required by Section 260.140.41(f) of Title 10 of the California Code of Regulations:

(i)            An Option granted at that time to an Employee who is not an Officer, Director or Consultant shall provide for vesting of the total number of shares of Common Stock at a rate of at least twenty percent (20%) per year over five (5) years from the date the Option was granted, subject to reasonable conditions such as continued employment; and

(ii)           An Option granted at that time an to Officer, Director or Consultant may be made fully exercisable, subject to reasonable conditions such as continued employment, at any time or during any period established by the Company.

(i)    Termination of Continuous Service.  In the event an Optionholder’s Continuous Service terminates (other than upon the Optionholder’s death or Disability), the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise such Option as of the date of termination) but only within such period of time ending on the earlier of (i) the date three (3) months following the termination of the Optionholder’s Continuous Service (or such longer or shorter period specified in the Option Agreement, which period shall not be less than thirty (30) days for Options granted while the Plan must comply with Section 260.140.41 of Title 10 of the California Code of Regulations unless such termination is for cause), or (ii) the expiration of the term of the Option as set forth in the Option Agreement.  If, after termination, the Optionholder does not exercise his or her Option within the time specified in the Option Agreement, the Option shall terminate.

(j)    Extension of Termination Date.  An Optionholder’s Option Agreement may also provide that if the exercise of the Option following the termination of the Optionholder’s Continuous Service (other than upon the Optionholder’s death or Disability) would be prohibited at any time solely because the issuance of shares of Common Stock would violate the registration requirements under the Securities Act, then the Option shall terminate on the earlier of (i) the expiration of the term of the Option set forth in subsection 6(a) or (ii) the expiration of a period of three (3) months after the termination of the Optionholder’s Continuous Service during which the exercise of the Option would not be in violation of such registration requirements.

(k)   Disability of Optionholder.  In the event that an Optionholder’s Continuous Service terminates as a result of the Optionholder’s Disability, the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise such Option as of the date of termination), but only within such period of time ending on the earlier of (i) the date twelve (12) months following such termination (or such longer or shorter period specified in the Option Agreement, which period shall not be less than six (6) months for Options granted while the Plan must comply with Section 260.140.41 of Title 10 of the California Code of Regulations) or (ii) the expiration of the term of the Option as set forth in the Option Agreement.  If, after termination, the Optionholder does not exercise his or her Option within the time specified herein, the Option shall terminate.

(l)    Death of Optionholder.  In the event (i) an Optionholder’s Continuous Service terminates as a result of the Optionholder’s death or (ii) the Optionholder dies within the period (if any) specified in the Option Agreement after the termination of the Optionholder’s Continuous Service for a reason other than death, then the Option may be exercised (to the extent the Optionholder was entitled to exercise such Option as of the date of death) by the Optionholder’s estate, by a person who acquired the right to exercise the Option by bequest or inheritance or by a person designated to exercise the option upon the Optionholder’s death pursuant to subsection 6(e) or 6(f), but only within the period ending on the earlier of (1) the date eighteen (18) months following the date of death (or such longer or shorter period specified in the Option Agreement, which period shall not be less than six (6) months for Options granted while the Plan must comply with Section 260.140.41 of Title 10 of the California Code of Regulations) or (2) the expiration of the term of such Option as set forth in the Option Agreement.  If, after death, the Option is not exercised within the time specified herein, the Option shall terminate.

(m)  Early Exercise.  The Option may, but need not, include a provision whereby the Optionholder may elect at any time before the Optionholder’s Continuous Service terminates to exercise the Option as to any part or all of the shares of Common Stock subject to the Option prior to the full vesting of the Option.  Subject to the “Repurchase Limitation” in subsection 10(h), any unvested shares of Common Stock so purchased may be subject to a repurchase option in favor of the Company or to any other restriction the Board determines to be appropriate.

(7)                                 PROVISIONS OF STOCK AWARDS OTHER THAN OPTIONS.

(a)   Stock Bonus Awards.  Each stock bonus agreement shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate.  The terms and conditions of stock bonus agreements may change from time to time, and the terms and conditions of separate stock bonus agreements need not be identical, but each stock bonus agreement shall include (through incorporation of provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:

(i)            Consideration.  A stock bonus may be awarded in consideration for past services actually rendered to the Company or an Affiliate for its benefit.

(ii)           Vesting.  Subject to the “Repurchase Limitation” in subsection 10(h), shares of Common Stock awarded under the stock bonus agreement may, but need not, be subject to a share repurchase option in favor of the Company in accordance with a vesting schedule to be determined by the Board.

(iii)         Termination of Participant’s Continuous Service.  Subject to the “Repurchase Limitation” in subsection 10(h), in the event a Participant’s Continuous Service terminates, the Company may reacquire any or all of the shares of Common Stock held by the Participant which have not vested as of the date of termination under the terms of the stock bonus agreement.

(iv)          Transferability.  Rights to acquire shares of Common Stock under the stock bonus agreement shall be transferable by the Participant only upon such terms and conditions as are set forth in the stock bonus agreement, as the Board shall determine in its discretion, so long as Common Stock awarded under the stock bonus agreement remains subject to the terms of the stock bonus agreement.

(b)   Restricted Stock Awards.  Each restricted stock purchase agreement shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate.  The terms and conditions of the restricted stock purchase agreements may change from time to time, and the terms and conditions of separate restricted stock purchase agreements need not be identical, but each restricted stock purchase agreement shall include (through incorporation of provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:

(i)            Purchase Price.  Subject to the provisions of subsection 5(b) regarding Ten Percent Stockholders, the purchase price under each restricted stock purchase agreement shall be such amount as the Board shall determine and designate in such restricted stock purchase agreement.  For restricted stock awards made while the Plan must comply with Section 260.140.42 of Title 10 of the California Code of Regulations, the purchase price shall not be less than eighty-five percent (85%) of the Common Stock’s Fair Market Value on the date such award is made or at the time the purchase is consummated.  Otherwise, the purchase price shall not be less than eighty-five percent (85%) of the Common Stock’s Fair Market Value on the date such award is made or at the time the purchase is consummated.

(ii)           Consideration.  The purchase price of Common Stock acquired pursuant to the restricted stock purchase agreement shall be paid either:  (i) in cash at the time of purchase; (ii) at the discretion of the Board, according to a deferred payment or other similar arrangement with the Participant; or (iii) in any other form of legal consideration that may be acceptable to the Board in its discretion; provided, however, that at any time that the Company is incorporated in Delaware, then payment of the Common Stock’s “par value,” as defined in the Delaware General Corporation Law, shall not be made by deferred payment.

(iii)         Vesting.  Subject to the “Repurchase Limitation” in subsection 10(h), shares of Common Stock acquired under the restricted stock purchase agreement may, but need not, be subject to a share repurchase option in favor of the Company in accordance with a vesting schedule to be determined by the Board.

(iv)          Termination of Participant’s Continuous Service.  Subject to the “Repurchase Limitation” in subsection 10(h), in the event a Participant’s Continuous Service terminates, the Company may repurchase or otherwise reacquire any or all of the shares of Common Stock held by the Participant which have not vested as of the date of termination under the terms of the restricted stock purchase agreement.

(v)            Transferability.  For a restricted stock award made while the Plan must comply with Section 260.140.42 of Title 10 of the California Code of Regulations, rights to acquire shares of Common Stock under the restricted stock purchase agreement shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Participant only by the Participant.  Otherwise, rights to acquire shares of Common Stock under the restricted stock purchase agreement shall be transferable by the Participant only upon such terms and conditions as are set forth in the restricted stock purchase agreement, as the Board shall determine in its discretion, so long as Common Stock awarded under the restricted stock purchase agreement remains subject to the terms of the restricted stock purchase agreement.

(8)                                 COVENANTS OF THE COMPANY.

(a)   Availability of Shares.  During the terms of the Stock Awards, the Company shall keep available at all times the number of shares of Common Stock required to satisfy such Stock Awards.

(b)   Securities Law Compliance.  The Company shall seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to grant Stock Awards and to issue and sell shares of Common Stock upon exercise of the Stock Awards; provided, however, that this undertaking shall not require the Company to register under the Securities Act the Plan, any Stock Award or any Common Stock issued or issuable pursuant to any such Stock Award.  If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of Common Stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell Common Stock upon exercise of such Stock Awards unless and until such authority is obtained.

(9)                                 USE OF PROCEEDS FROM STOCK.

Proceeds from the sale of Common Stock pursuant to Stock Awards shall constitute general funds of the Company.

(10)                          MISCELLANEOUS.

(a)   Acceleration of Exercisability and Vesting.  The Board shall have the power to accelerate the time at which a Stock Award may first be exercised or the time during which a Stock Award or any part thereof will vest in accordance with the Plan, notwithstanding the provisions in the Stock Award stating the time at which it may first be exercised or the time during which it will vest.

(b)   Stockholder Rights.  No Participant shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Common Stock subject to such Stock Award unless and until such Participant has satisfied all requirements for exercise of the Stock Award pursuant to its terms.

(c)   No Employment or other Service Rights.  Nothing in the Plan or any instrument executed or Stock Award granted pursuant thereto shall confer upon any Participant any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Stock Award was granted or shall affect the right of the Company or an Affiliate to terminate (i) the employment of an Employee with or without notice and with or without cause, (ii) the service of a Consultant pursuant to the terms of such Consultant’s agreement with the Company or an Affiliate or (iii) the service of a Director pursuant to the Bylaws of the Company or an Affiliate, and any applicable provisions of the corporate law of the state in which the Company or the Affiliate is incorporated, as the case may be.

(d)   Incentive Stock Option $100,000 Limitation.  To the extent that the aggregate Fair Market Value (determined at the time of grant) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionholder during any calendar year (under all plans of the Company and its Affiliates) exceeds one hundred thousand dollars ($100,000), the Options or portions thereof which exceed such limit (according to the order in which they were granted) shall be treated as Nonstatutory Stock Options.

(e)   Investment Assurances.  The Company may require a Participant, as a condition of exercising or acquiring Common Stock under any Stock Award, (i) to give written assurances satisfactory to the Company as to the Participant’s knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Stock Award; and (ii) to give written assurances satisfactory to the Company stating that the Participant is acquiring Common Stock subject to the Stock Award for the Participant’s own account and not with any present intention of selling or otherwise distributing the Common Stock.  The foregoing requirements, and any assurances given pursuant to such requirements, shall be inoperative if (iii) the issuance of the shares of Common Stock upon the exercise or acquisition of Common Stock under the Stock Award has been registered under a then currently effective registration statement under the Securities Act or (iv) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws.  The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the Common Stock.

(f)    Withholding Obligations.  To the extent provided by the terms of a Stock Award Agreement, the Participant may satisfy any federal, state or local tax withholding obligation relating to the exercise or acquisition of Common Stock under a Stock Award by any of the following means (in addition to the Company’s right to withhold from any compensation paid to the Participant by the Company) or by a combination of such means:  (i) tendering a cash payment; (ii) authorizing the Company to withhold shares of Common Stock from the shares of Common Stock otherwise issuable to the Participant as a result of the exercise or acquisition of Common Stock under the Stock Award; or (iii) delivering to the Company owned and unencumbered shares of Common Stock.

(g)   Information Obligation.  At any time that the Plan is subject to Section 260.140.46 of Title 10 of the California Code of Regulations, the Company shall deliver financial statements to Participants at least annually.  This subsection 10(g) shall not apply to key Employees whose duties in connection with the Company assure them access to equivalent information.

(h)   Repurchase Limitation.  The terms of any repurchase option shall be specified in the Stock Award and may be either at Fair Market Value at the time of repurchase or at not less than the original purchase price.  To the extent a Stock Award is required to comply with Section 260.140.41 and Section 260.140.42 of Title 10 of the California Code of Regulations at the time such Stock Award is made, any repurchase option contained in such Stock Award granted to a person who is not an Officer, Director or Consultant shall be upon the terms described below:

(i)            Fair Market Value.  If the repurchase option gives the Company the right to repurchase the shares of Common Stock upon termination of employment at not less than the Fair Market Value of the shares of Common Stock to be purchased on the date of termination of Continuous Service, then (i) the right to repurchase shall be exercised for cash or cancellation of purchase money indebtedness for the shares of Common Stock within ninety (90) days of termination of Continuous Service (or in the case of shares of Common Stock issued upon exercise of Stock Awards after such date of termination, within ninety (90) days after the date of the exercise) or such longer period as may be agreed to by the Company and the Participant (for example, for purposes of satisfying the requirements of Section 1202(c)(3) of the Code regarding “qualified small business stock”) and (ii) the right terminates when the shares of Common Stock become publicly traded.

(ii)           Original Purchase Price.  If the repurchase option gives the Company the right to repurchase the shares of Common Stock upon termination of Continuous Service at the original purchase price, then (i) the right to repurchase at the original purchase price shall lapse at the rate of at least twenty percent (20%) of the shares of Common Stock per year over five (5) years from the date the Stock Award is granted (without respect to the date the Stock Award was exercised or became exercisable) and (ii) the right to repurchase shall be exercised for cash or cancellation of purchase money indebtedness for the shares of Common Stock within  ninety (90) days of termination of Continuous Service (or in the case of shares of Common Stock issued upon exercise of Options after such date of termination, within ninety (90) days after the date of the exercise) or such longer period as may be agreed to by the Company and the Participant (for example, for purposes of satisfying the requirements of Section 1202(c)(3) of the Code regarding “qualified small business stock”).

(11)                          ADJUSTMENTS UPON CHANGES IN STOCK.

(a)   Capitalization Adjustments.  If any change is made in the Common Stock subject to the Plan, or subject to any Stock Award, without the receipt of consideration by the Company (through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other transaction not involving the receipt of consideration by the Company), the Plan will be appropriately adjusted in the class(es) and maximum number of securities subject to the Plan pursuant to subsection 4(a) and the maximum number of securities subject to award to any person pursuant to subsection 5(c), and the outstanding Stock Awards will be appropriately adjusted in the class(es) and number of securities and price per share of Common Stock subject to such outstanding Stock Awards.  The Board shall make such adjustments, and its determination shall be final, binding and conclusive.  (The conversion of any convertible securities of the Company shall not be treated as a transaction “without receipt of consideration” by the Company.)

(b)   Change in Control—Dissolution or Liquidation.  In the event of a dissolution or liquidation of the Company, then all outstanding Stock Awards shall terminate immediately prior to such event.

(c)   Change in Control—Asset Sale, Merger, Consolidation or Reverse Merger.  In the event of (i) a sale, lease or other disposition of all or substantially all of the assets of the Company, (ii) a merger or consolidation in which the Company is not the surviving corporation or (iii) a reverse merger in which the Company is the surviving corporation but the shares of Common Stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise, then any surviving corporation or acquiring corporation shall assume any Stock Awards outstanding under the Plan or shall substitute similar stock awards (including an award to acquire the same consideration paid to the stockholders in the transaction described in this subsection 11(c) for those outstanding under the Plan.  In the event any surviving corporation or acquiring corporation refuses to assume such Stock Awards or to substitute similar stock awards for those outstanding under the Plan, then with respect to Stock Awards held by Participants whose Continuous Service has not terminated, the vesting of such Stock Awards (and, if applicable, the time during which such Stock Awards may be exercised) shall be accelerated in full, and the Stock Awards shall terminate if not exercised (if applicable) at or prior to such event.  With respect to any other Stock Awards outstanding under the Plan, such Stock Awards shall terminate if not exercised (if applicable) prior to such event.

(12)                          AMENDMENT OF THE PLAN AND STOCK AWARDS.

(a)   Amendment of Plan.  The Board at any time, and from time to time, may amend the Plan.  However, except as provided in Section 11 relating to adjustments upon changes in Common Stock, no amendment shall be effective unless approved by the stockholders of the Company to the extent stockholder approval is necessary to satisfy the requirements of Section 422 of the Code, Rule 16b-3 or any Nasdaq or securities exchange listing requirements.

(b)   Stockholder Approval.  The Board may, in its sole discretion, submit any other amendment to the Plan for stockholder approval, including, but not limited to, amendments to the Plan intended to satisfy the requirements of Section 162(m) of the Code and the regulations thereunder regarding the exclusion of performance-based compensation from the limit on corporate deductibility of compensation paid to certain executive officers.

(c)   Contemplated Amendments.  It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide eligible Employees with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to Incentive Stock Options and/or to bring the Plan and/or Incentive Stock Options granted under it into compliance therewith.

(d)   No Impairment of Rights.  Rights under any Stock Award granted before amendment of the Plan shall not be impaired by any amendment of the Plan unless (i) the Company requests the consent of the Participant and (ii) the Participant consents in writing.

(e)   Amendment of Stock Awards.  The Board at any time, and from time to time, may amend the terms of any one or more Stock Awards; provided, however, that the rights under any Stock Award shall not be impaired by any such amendment unless (i) the Company requests the consent of the Participant and (ii) the Participant consents in writing.

(13)                          TERMINATION OR SUSPENSION OF THE PLAN.

(a)   Plan Term.  The Board may suspend or terminate the Plan at any time. No Stock Awards may be granted under the Plan while the Plan is suspended or after it is terminated.

(b)   No Impairment of Rights.  Suspension or termination of the Plan shall not impair rights and obligations under any Stock Award granted while the Plan is in effect except with the written consent of the Participant.

(c)   Special Rule Regarding Incentive Stock Options.  No Incentive Stock Option shall be granted under the Plan on or after the tenth anniversary of the date the Plan is adopted by the Board.

(14)                          EFFECTIVE DATE OF PLAN.

The Plan shall become effective as determined by the Board, but no Stock Award shall be exercised (or, in the case of a stock bonus, shall be granted) unless and until the Plan has been approved by the stockholders of the Company, which approval shall be within twelve (12) months before or after the date the Plan is adopted by the Board.

(15)                          CHOICE OF LAW.

The law of the State of Delaware shall govern all questions concerning the construction, validity and interpretation of this Plan, without regard to such state’s conflict of laws rules.

PROXY

INVISION TECHNOLOGIES, INC.

PROXY SOLICITED BY THE BOARD OF DIRECTORS

FOR THE ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JUNE 13, 2002

The undersigned hereby appoints Sergio Magistri and Ross Mulholland, and each of them, as attorneys and proxies of the undersigned, with full power of substitution, to vote all of the shares of stock of InVision Technologies, Inc. which the undersigned may be entitled to vote at the Annual Meeting of Stockholders of InVision Technologies, Inc. to be held at InVision’s headquarters, 7151 Gateway Boulevard, Newark, California 94560, on Thursday, June 13, 2002 at 9:30 am (local time), and at any and all postponements, continuations and adjournments thereof, with all powers that the undersigned would possess if personally present, upon and in respect of the following matters and in accordance with the following instructions, with discretionary authority as to any and all other matters that may properly come before the meeting.

UNLESS A CONTRARY DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED FOR ALL NOMINEES LISTED IN PROPOSAL 1 AND FOR PROPOSALS 2, 3 AND 4, AS MORE SPECIFICALLY DESCRIBED IN THE PROXY STATEMENT. IF SPECIFIC INSTRUCTIONS ARE INDICATED, THIS PROXY WILL BE VOTED IN ACCORDANCE THEREWITH.

VOTE BY TELEPHONE

It’s fast, convenient, and immediate! Call Toll-Free on a Touch-Tone Phone 1-877-PRX-VOTE (1-877-779-8683).

Follow these four easy steps:

1.Read the accompanying Proxy Statement/Prospectus and Proxy Card.

2. Call the toll-free number 1-877-PRX-VOTE (1-877-779-8683).

3. Enter your Voter Control Number located on your Proxy Card above your name.

4. Follow the recorded instructions.

Your vote is important!  Call 1-877-PRX-VOTE anytime!

VOTE BY INTERNET

It’s fast, convenient, and your vote is immediately confirmed and posted.

Follow these four easy steps:

1. Read the accompanying Proxy Statement/Prospectus and Proxy Card.

2. Go to the Website: http://www.eproxyvote.com/invn

3. Enter your Voter Control Number located on your Proxy Card above your name.

4. Follow the instructions provided.

Your vote is important! Go to http://www.eproxyvote.com/invn anytime!

DO NOT RETURN YOUR PROXY CARD IF YOU ARE VOTING BY TELEPHONE OR INTERNET.

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MANAGEMENT RECOMMENDS A VOTE FOR THE NOMINEES FOR DIRECTOR LISTED BELOW.

PROPOSAL 1:    To elect three directors to hold office until the 2005 Annual Meeting of Stockholders.

NOMINEES:         (01) Dr. Douglas P. Boyd, (02) Dr. Bruno Trezza and (03) Louis A. Turpen

☐	FOR ALL NOMINEES	☐	WITHHELD FROM ALL NOMINEES

To withhold authority to vote for any nominee(s) write such nominee(s) name(s) above:

MANAGEMENT RECOMMENDS A VOTE FOR PROPOSAL 2.

PROPOSAL 2:	To approve the adoption of the 2002 Employee Stock Purchase Plan.

☐ FOR	☐ AGAINST	☐ ABSTAIN

MANAGEMENT RECOMMENDS A VOTE FOR PROPOSAL 3.

PROPOSAL 3:	To approve the 2000 Equity Incentive Plan, as amended, to increase the aggregate number of shares of Common Stock authorized for issuance under such plan by 600,000 shares.

☐ FOR	☐ AGAINST	☐ ABSTAIN

MANAGEMENT RECOMMENDS A VOTE FOR PROPOSAL 4.

PROPOSAL 4:	To ratify selection of Deloitte & Touche LLP as independent auditors of InVision Technologies, Inc. for its fiscal year ending December 31, 2002.

☐ FOR	☐ AGAINST	☐ ABSTAIN

Please vote, date and promptly return this proxy in the enclosed return envelope which is postage prepaid if mailed in the United States.

Please sign exactly as your name appears hereon. If the stock is registered in the names of two or more persons, each should sign. Executors, administrators, trustees, guardians and attorneys-in-fact should add their titles. If signer is a corporation, please give full corporate name and have a duly authorized officer sign, stating title. If signer is a partnership, please sign in partnership name by authorized person.

Signature:	Date:	Signature:	Date:

QuickLinks

PROPOSAL 1 ELECTION OF DIRECTORS
PROPOSAL 2 APPROVAL OF 2002 EMPLOYEE STOCK PURCHASE PLAN
PROPOSAL 3 APPROVAL OF THE 2000 EQUITY INCENTIVE PLAN, AS AMENDED
PROPOSAL 4 RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS
EXECUTIVE OFFICERS
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
EXECUTIVE COMPENSATION
SUMMARY COMPENSATION TABLE
STOCK OPTION GRANTS AND EXERCISES
EMPLOYMENT AGREEMENTS
REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
OTHER MATTERS
APPENDIX A
INVISION TECHNOLOGIES, INC. CHARTER OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS